As filed with the Securities and Exchange Commission on June 5, 2006
                                                     1933 Act File No. 333-
                                                     1940 Act File No. 811-21820

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933       [ ]
                          PRE-EFFECTIVE AMENDMENT NO.          [ ]
                          POST-EFFECTIVE AMENDMENT NO.         [ ]


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 3               [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                     EATON VANCE CREDIT OPPORTUNITIES FUND
                     -------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

    THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
    -----------------------------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (617) 482-8260
       -----------------------------------------------------------------

                                 ALAN R. DYNNER
    THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
    -----------------------------------------------------------------------
                    NAME AND ADDRESS (OF AGENT FOR SERVICE)

                          COPIES OF COMMUNICATIONS TO:

                              MARK P. GOSHKO, ESQ.
                  KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP
                               ONE LINCOLN STREET
                          BOSTON, MASSACHUSETTS 02111

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box):
         [X] when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-----------------------------------------------------------------------------------------------------------------------------
                                                      PROPOSED          PROPOSED
                                    AMOUNT BEING      MAXIMUM           MAXIMUM            AMOUNT OF
                                     REGISTERED        OFFERING         AGGREGATE       REGISTRATION FEES
TITLE OF SECURITIES BEING               (1)         PRICE PER UNIT    OFFERING PRICE          (1)
      REGISTERED                                         (1)               (1)
-----------------------------------------------------------------------------------------------------------------------------

Auction Preferred Shares, $0.01         40              $25,000         $1,000,000           $107.00
par value

-----------------------------------------------------------------------------------------------------------------------------
(1)  Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the
     Securities Act of 1933, as amended.

                                       ------------------------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

PRELIMINARY PROSPECTUS        SUBJECT TO COMPLETION                 June 5, 2006

[EV LOGO]           $[       ]

EATON VANCE CREDIT OPPORTUNITIES FUND
[       ] Shares

Auction Preferred Shares

Liquidation Preference $25,000 Per Share
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES. Eaton Vance Credit Opportunities Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek capital appreciation. The Fund will pursue its objectives primarily by investing opportunistically in various credit-related investments as described below. There can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT ADVISER. The Fund's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). As of March 31, 2006, Eaton Vance and its subsidiaries managed approximately $116.5 billion on behalf of funds, institutions and individual clients, including approximately $44.6 billion in fixed income and floating-rate income assets.

PORTFOLIO CONTENTS. The Fund will pursue its objectives primarily by investing opportunistically in various credit-related investments. "Credit-related investments" are debt securities, instruments and obligations of corporate and other non-governmental entities and issuers. Under normal market conditions, the Fund will invest at least 80% of its total assets in (1) publicly and privately issued debt securities and (2) bank loans and loan participations, including senior secured, "second lien" secured and other types of secured and unsecured loan obligations. The Fund is not obligated to hold investments in each category and may at times focus its investments in a single category or in a particular type of investment within a single category. The Fund may invest in credit-related investments of any credit quality, and may invest without limitation in securities and obligations that are of below investment grade quality, including so-called "junk bonds" and loan obligations of similar quality. Securities and obligations of below investment grade credit quality have high risk and speculative characteristics. The Fund will not maintain fixed duration or maturity policies, and may invest in securities and obligations of any duration or maturity. The Fund's investments may include obligations of issuers that are in distressed financial circumstances, including obligations that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest or are rated in the lowest rating categories by a rating agency. The Fund may invest without limitation in securities and obligations of both domestic and foreign issuers and obligors, except that the Fund will not invest in securities or obligations of issuers or obligors located in emerging markets.

INVESTMENT RATIONALE. The Adviser believes that different credit-related investments offer widely varying return profiles and risk characteristics. The attractiveness of particular credit-related investments and different categories of credit-related investments will vary substantially from one to another and over time based on differences in yield, price, duration, credit spread, prepayment risk and the risk of credit deterioration or default. (CONTINUED ON INSIDE COVER PAGE)

BEFORE BUYING ANY AUCTION PREFERRED SHARES YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN THE FUND IN "INVESTMENT OBJECTIVES, POLICIES AND RISKS" BEGINNING ON PAGE [ ] OF THIS PROSPECTUS. CERTAIN OF THE RISKS ARE SUMMARIZED IN "PROSPECTUS SUMMARY--SPECIAL RISK CONSIDERATIONS" BEGINNING ON PAGE [ ] OF THIS PROSPECTUS.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PRICE TO PUBLIC   SALES LOAD    PROCEEDS TO THE FUND(1)
--------------------------------------------------------------------------------
PER SHARE                        $25,000         $250                   $24,750
--------------------------------------------------------------------------------
TOTAL                                  $            $                         $
--------------------------------------------------------------------------------

(1) PLUS ACCUMULATED DIVIDENDS, IF ANY, FROM THE DATE THE APS ARE ISSUED, BUT BEFORE OFFERING EXPENSES PAYABLE BY THE FUND ESTIMATED TO BE APPROXIMATELY $[ ]. THE FUND AND ADVISER HAVE AGREED TO INDEMNIFY THE UNDERWRITERS AGAINST CERTAIN LIABILITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SEE "UNDERWRITING."

The Underwriters are offering the APS subject to various conditions. The Underwriters expect to deliver the APS in book-entry form, through the facilities of The Depository Trust Company to purchasers on or about [ ], 2006.

The information in this Prospectus is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and we are not soliciting to buy these securities, in any state where the offer or sale is not permitted.

(CONTINUED FROM PREVIOUS PAGE)

The risk-adjusted performance of income portfolios may be enhanced by diversifying holdings across a range of investments with differing characteristics and return profiles. The Adviser believes that risk-adjusted performance may be further enhanced by taking an opportunistic approach to investing, shifting allocations among different categories of investments at different points in the credit cycle to emphasize those investments and categories of investments best suited to the current environment and outlook.

The Fund expects initially to seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity. The Fund may hold short positions in credit-related securities and instruments either for hedging or non-hedging purposes. During temporary periods or for defensive purposes, the Fund may invest without limitation in U.S. Government securities. As an alternative to holding investments directly, the Fund may also obtain investment exposure to either of its principal investment categories through the use of derivative instruments and/or by investing in other investment companies, including registered investment companies, and/or other pooled investment vehicles. The Fund may invest up to 10% of its total assets in other registered investment companies and up to 20% of its total assets collectively in private investment funds and other pooled investment vehicles holding primarily credit-related investments. Pooled vehicles in which the Fund may invest include mortgage real estate investment trusts and master limited partnerships, business development companies and other entities holding primarily credit-related investments. Investments in other investment companies and pooled vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund's investment in another investment company or pooled vehicle are borne indirectly by holders of the Fund's shares. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other investment companies and other pooled vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities' advisers and managers, thus resulting in duplicative fees.

Capitalized terms not otherwise defined are defined in the Glossary that appears at the end of this Prospectus. The APS are offered at a price per share of $25,000 subject to a sales load of $250 per share.

Dividends on the APS of the Fund offered hereby will be cumulative from the Date of Original Issue and payable commencing on the dates specified below (an "Initial Dividend Payment Date") and thereafter generally on the days specified below, subject to certain exceptions. The cash dividend rate (the "Applicable Rate") on the APS for the Initial Dividend Period on such date will be the per annum rate specified below:

                                             INITIAL DIVIDEND            INITIAL
                                                 PAYMENT DATE    APPLICABLE RATE

Series A..................................   [     ], 2006                     %


The APS will not be registered on any stock exchange or on any automated quotation system. APS may only be bought or sold through an Order at an Auction with or through a broker-dealer that has entered into an agreement with the Auction Agent of the Fund or in a secondary market that may be maintained by certain broker-dealers. These broker-dealers are not required to maintain this market and it may not provide you with liquidity. An increase in the level of interest rates, particularly during any Special Dividend Period that is a Long-Term Dividend Period as discussed in "Description of APS--Dividends and Dividend Periods--General," likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.

Each prospective purchaser should review carefully the detailed information regarding the Auction Procedures which appears in this Prospectus and the Fund's Statement of Additional Information and should note that (i) an Order constitutes an irrevocable commitment to hold, purchase or sell APS based upon the results of the related Auction, (ii) the Auctions will be conducted through telephone communications, (iii) settlement for purchases and sales will be on the Business Day following the Auction and (iv) ownership of APS will be maintained in book-entry form by or through the Securities Depository. In certain circumstances, holders of APS ("APS Shareholders") may be unable to sell their APS in an Auction and thus may lack liquidity of investment. The APS may only be transferred pursuant to a Bid or a Sell Order placed in an Auction through a Broker-Dealer to the Auction Agent or in the secondary market, if any.

This Prospectus sets forth concisely information you should know before investing in the APS of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information dated [ ], 2006, has been filed with the Securities and Exchange Commission (the "SEC") and can be obtained without charge by calling 1-800-225-6265 or by writing to the Fund. A table of contents to the Statement of Additional Information is located at page [ ] of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Fund-related materials: at the SEC's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); the EDGAR database on the SEC's internet site (HTTP://WWW.SEC.GOV); upon payment of copying fees by writing to the SEC's public reference section, Washington, DC 20549-0102; or by electronic mail at PUBLICINFO@SEC.GOV. The Fund's address is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and its telephone number is 1-800-225-6265.

The Fund's APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

TABLE OF CONTENTS

Prospectus summary............................................................
Summary of Fund expenses......................................................
The Fund......................................................................
Use of proceeds...............................................................
Investment objectives, policies and risks.....................................
Management of the Fund........................................................
Distributions.................................................................
Federal income tax matters....................................................
Dividend reinvestment plan....................................................
Description of capital structure..............................................
Underwriting..................................................................
Custodian and transfer agent..................................................
Legal opinions................................................................
Reports to stockholders.......................................................
Independent registered public accounting firm.................................
Additional information........................................................
Table of contents for the Statement of Additional Information.................
The Fund's privacy policy.....................................................

Prospectus summary

THIS IS ONLY A SUMMARY. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

THE FUND

Eaton Vance Credit Opportunities Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on October 5, 2005. The Fund has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, and its telephone number is 1-800-225-6265. The Fund commenced operations on May 31, 2006 upon the closing of an initial public offering of its common shares of beneficial interest, par value $0.01 per share ("Common Shares"). The Common Shares of the Fund are traded on the New York Stock Exchange ("NYSE") under the symbol "EOE." In connection with the initial public offering of the Fund's Common Shares, the underwriters of the Common
Shares offering were granted an option to purchase additional shares to cover over-allotments.

Certain of the capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

The Fund's primary investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek capital appreciation. The Fund will pursue its objectives primarily by investing opportunistically in various credit-related investments as described below.

Investments are based on Eaton Vance Management's ("Eaton Vance" or the "Adviser") internal research and ongoing credit analysis, which is generally not available to individual investors. Eaton Vance believes that the Fund may be appropriate for investors seeking an investment vehicle that provides a high level of current income and potential capital appreciation, based on a flexible approach to credit-related investing. The Fund's net asset value and distribution rate will vary and may be affected by numerous factors, including the Fund's asset allocation and changes in the credit quality of issuers, changes in credit spreads, changes in interest rates, changes in currency exchange rates and other market factors. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage, which is a speculative investment technique. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

THE OFFERING

The Fund is offering pursuant to this Prospectus, preferred shares of beneficial interest, par value $0.01 per share which have been designated Auction Preferred Shares, Series A (the "APS"). Issuance of the APS represents the leveraged financing contemplated in connection with the offering of the Common Shares of the Fund.

The Fund is offering [ ] APS at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue. The APS are being offered through a group of underwriters (collectively, the "Underwriters") led by [ ]. See "Underwriting."

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

The Fund's primary investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek capital appreciation.

INVESTMENT RATIONALE

The Adviser believes that different credit-related investments offer widely varying return profiles and risk characteristics. "Credit-related investments" are debt securities, instruments and obligations of corporate and other non-governmental entities and issuers. The attractiveness of particular credit-related investments and different categories of credit-related investments will vary substantially from one to another and over time based on differences in yield, price, duration, credit spread, prepayment risk and the risk of credit deterioration or default. The risk-adjusted performance of income portfolios may be enhanced by diversifying holdings across a range of investments with differing characteristics and return profiles. The Adviser believes that risk-adjusted performance may be further enhanced by taking an opportunistic approach to investing, shifting allocations among different categories of investments at different points in the credit cycle to emphasize those investments and categories of investments best suited to the current environment and outlook.

PORTFOLIO PARAMETERS

The Fund will pursue its objectives primarily by investing opportunistically in credit-related investments. Under normal market circumstances, the Fund will invest at least 80% of its total assets in the following categories of credit-related investments (collectively, the Fund's "principal investment categories"): (1) publicly and privately issued bonds and other debt securities ("Bonds"), including Bonds, commonly known as "junk bonds," that are of below investment grade quality (rated below Baa3-- by Moody's Investors Service, Inc. ("Moody's") or below BBB-- by Standard & Poor's Ratings Group ("S&P") and Fitch Ratings ("Fitch") or, if unrated, determined by the Adviser to be of comparable quality) ("Non-Investment Grade Bonds") and (2) loans and loan participations (collectively, "Loans"), including senior secured floating rate Loans ("Senior Loans"), "second lien" secured floating rate Loans ("Second Lien Loans"), and other types of secured and unsecured Loans with fixed and variable interest rates. The Adviser has broad discretion to allocate the Fund's assets between and within its principal investment categories and to change allocations over time as conditions warrant. The Fund is not obligated to hold investments in each category and may at times focus its investments in a single category or in a particular type of investment within a single category. In order to pursue effectively its opportunistic investment strategy, the Fund will not maintain fixed duration, maturity or credit quality policies. The Fund may invest in credit-related investments of any credit quality. Similar to the Non-Investment Grade Bonds in which the Fund invests, Senior Loans, Second Lien Loans and certain other instruments in which the Fund invests will typically be of below investment grade quality. Accordingly, it is expected that in many circumstances the Fund will invest predominantly in credit-related investments that are below investment grade quality. The Fund's investments in Bonds and Loans may include obligations of entities and issuers that are in distressed financial circumstances, including obligations that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest or are rated in the lowest rating categories (Ca or lower by Moody's or CC or lower by S&P and Fitch or, if unrated, are considered by the Adviser to be of comparable quality ("Distressed Debt Obligations")). The Fund will not invest more than 15% of its total assets in interest-bearing investments that, at the time of purchase, are not current on their interest payment obligations. The Fund may invest in securities and obligations of any duration or maturity. It may be subject to higher risk when holding long duration and long maturity positions. See "Investment objectives, policies and risks--Additional Risk Considerations--Duration and maturity risk." The Fund may invest without limitation in securities and obligations of both domestic and foreign issuers and obligors, except that the Fund will not invest in securities or obligations of issuers or obligors located in emerging markets. The Fund expects initially to seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity. The Fund may hold short positions in credit-related securities and instruments either for hedging or non-hedging purposes. During temporary periods or for defensive purposes, the Fund may invest without limitation in U.S. Government securities.

As an alternative to holding investments directly, the Fund may also obtain investment exposure to either of its principal investment categories through the use of derivative instruments and/or by investing in other investment companies, including registered investment companies, and/or other pooled investment vehicles. The Fund may invest up to 10% of its total assets in other registered investment companies and up to 20% of its total assets collectively in private investment funds and other pooled investment vehicles holding primarily credit-related investments. Pooled vehicles in which the Fund may invest include mortgage real estate investment trusts ("REITs") and master limited partnerships, business development companies and other entities holding primarily credit-related investments. For this purpose, "registered investment companies" means investment companies that are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and "private investment funds" means privately offered pooled investment funds that are excluded from the definition of "investment company" under the 1940 Act by operation of Section 3(c)(1) or 3(c)(7) thereof. Investments in other investment companies and pooled vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund's investment in another investment company or pooled vehicle are borne indirectly by holders of the Fund's shares. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other investment companies and other pooled vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities' advisers and managers, thus resulting in duplicative fees.

The Fund may purchase and sell derivative instruments (which derive their value by reference to another instrument, security or index) for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in securities prices or interest rates; diversification purposes; or to change the duration of the Fund. The Fund currently intends to invest in the following types of derivative instruments, although it retains the flexibility in the future to invest in other such instruments: purchase or sale of futures contracts on securities, indices, other financial instruments or currencies; options on futures contracts and exchange-traded and over-the-counter options on securities, indices or currencies; interest rate swaps; credit default swaps; total return swaps; forward rate contracts and options thereon; structured notes; foreign exchange hedging instruments; and derivatives based on various Loan and Bond indices. In order to help protect the soundness of derivative transactions and outstanding derivative positions, Eaton Vance requires derivative counterparties to have a minimum credit rating of A from Moody's (or comparable rating from another nationally recognized statistical rating agency ("Rating Agency")) and monitors such rating on an on-going basis. Although the Fund may generally invest without limitation in derivative instruments, guidelines of a Rating Agency that rates preferred shares issued by the Fund may limit the Fund's ability to engage in such transactions.

INVESTMENT PROCESS

A team of Eaton Vance investment professionals is responsible for the overall management of the Fund's investments, including determining allocations between and within the Fund's principal investment categories. Members of the investment team with specialized experience are responsible for the day-to-day portfolio management within each of the Fund's main investment categories. The Fund's investments are actively managed, and may be bought or sold on a daily basis. The Adviser attempts to manage income and enhance returns through timely trading. In selecting investments for the Fund, the Adviser focuses on active credit analysis, duration management, broad diversification among issuers, industries and sectors, and other risk management techniques. The Adviser seeks to invest in credit-related investments that provide high current income and a favorable balance of return and risk, based on the Adviser's analysis of issuer credit considerations and its outlook for particular industries, the economy and the credit markets generally. The Adviser uses a variety of techniques that are designed to control risk and minimize the Fund's exposure to loss of principal value due to defaults and declines in the value of portfolio investments. The Fund also attempts to identify investments that may appreciate in value based on the Adviser's assessment of credit characteristics, interest rates and other factors.

The Adviser's staff monitors the credit quality and price of securities and instruments held by the Fund, as well as other securities and instruments that are available for investment. The Fund may hold investments of any credit quality, including securities and instruments rated in the lowest quality category by one or more Rating Agencies and unrated securities or instruments of equivalent quality. Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the Rating Agencies. In evaluating the quality of a particular security or instrument, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. The Fund is not required to dispose of an investment in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment, including in the event of a default. In determining whether to retain or sell such an investment, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such investment, the price at which such investment could be sold and the rating, if any, assigned to such investment by other Rating Agencies.

The Fund's investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole. The Fund will not invest its assets according to predetermined weightings in particular issuers, industries or sectors. Instead, the Adviser will attempt to identify attractive investments in a variety of industries and sectors through the application of fundamental research, utilizing independent credit analysis and proprietary analytical tools. Based on the Adviser's outlook, the Fund may make significant issuer, industry or sector shifts depending upon changes in economic conditions, relative valuations and credit spreads. The Fund will not invest 25% or more of its assets in issuers in a single industry or group of industries. The Fund will not invest more than 5% of its assets in the securities or obligations of a single issuer, other than the United States Government.

INVESTMENT ADVISER AND ADMINISTRATOR

Eaton Vance, a wholly-owned subsidiary of Eaton Vance Corp., is the Fund's investment adviser and administrator ("Eaton Vance" or the "Adviser"). As of March, 2006, Eaton Vance and its subsidiaries managed approximately $116.5 billion on behalf of funds, institutions and individual clients, including approximately $44.6 billion in fixed income and floating-rate income assets.

RISK FACTORS SUMMARY

Risk is inherent in all investing. Therefore, before investing in the Fund you should consider certain risks carefully. The primary risks of investing in APS are:

>>  If an Auction fails, you may not be able to sell some or all of your APS;

>> Because of the nature of the market for APS, you may receive less than the price you paid for your shares if you sell them outside of the Auction, especially when market interest rates are rising;

>>  A Rating Agency could downgrade APS, which could affect liquidity;

>>  The Fund may be  forced  to  redeem  your APS to meet  regulatory  or Rating
    Agency   requirements   or  may  elect  to  redeem   your  APS  in   certain
    circumstances;

>> In extraordinary circumstances, the Fund may not earn sufficient income from its investments to pay dividends;

>> If long-term interest rates rise, the value of the Fund's investment portfolio will decline, reducing the asset coverage for its APS;

>> If an issuer of an obligation in which the Fund invests is downgraded or defaults, there may be a negative impact on the income and/or asset value of the Fund's portfolio; and

>> It is expected that in many circumstances the Fund will invest predominantly in credit-related investments that are below investment grade quality. Such below investment grade investments are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, below investment grade investments typically entail greater potential price volatility and may be less liquid than higher-rated investments. Issuers or obligors of below investment grade investments are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower rated investments are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, an investment may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

For additional general risks of investing in APS of the Fund, see "Investment objectives, policies and risks--Additional Risk Considerations."

TRADING MARKET

APS are not listed on an exchange. Instead, you may buy or sell APS at an Auction that normally is held once every seven days by submitting Orders to a broker-dealer that has entered into an agreement with the Auction Agent (a
"Broker-Dealer") or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in APS outside of Auctions but may discontinue this activity at any time. There is no assurance that a secondary market will develop, or if it does develop, that it will provide shareholders with liquidity. You may transfer APS outside of Auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

The table below shows the first Auction Date for APS and the day on which each subsequent Auction will normally be held. The first Auction Date for APS of the Fund will be the Business Day before the Dividend Payment Date for the Initial Dividend Period. The start date for Subsequent Dividend Periods normally will be the Business Day following the Auction Date unless the then-current Dividend Period is a Special Dividend Period, or the day that normally would be the Auction Date or the first day of the Subsequent Dividend Period is not a Business Day.

                                                                              FIRST AUCTION              SUBSEQUENT
                                                                                       DATE                 AUCTION
--------------------------------------------------------------------- ---------------------- -----------------------
Series A.........................................................             [     ], 2006           [     ], 2006

DIVIDENDS AND DIVIDEND PERIODS

The table below shows the dividend rate for the Initial Dividend Period of the APS offered in this Prospectus. For Subsequent Dividend Periods, APS will pay dividends based on a rate set at Auction. Dividends are generally paid on the day following the end of the Dividend Period. The rate set at Auction will not exceed the Maximum Applicable Rate. See "The Auctions--Auction Procedures."

Finally, the table below shows the numbers of days of the Initial Dividend Period for the APS. Subsequent Dividend Periods generally will be seven days. The Dividend Payment Date for Special Dividend Periods of other than seven days will be set out in the notice designating a Special Dividend Period. See "Description of APS--Dividends and Dividend Periods."

                                      INITIAL             DATE OF     DIVIDEND PAYMENT      SUBSEQUENT DIVIDEND        NUMBER OF
                                     DIVIDEND        ACCUMULATION     DATE FOR INITIAL             PAYMENT DATE          DAYS OF
                                         RATE     OF INITIAL RATE      DIVIDEND PERIOD                                   INITIAL
                                                                                                                        DIVIDEND
                                                                                                                          PERIOD

--------------------------------- ------------ ------------------- -------------------- ------------------------ ----------------
Series A......................              %       [     ], 2006        [     ], 2006            [     ], 2006             [  ]

TAXATION

Dividends paid with respect to APS should constitute dividends for federal income tax purposes to the extent attributable to the Fund's current or accumulated earnings and profits. For a further discussion of the tax treatment of dividends paid by the Fund see "Taxes--General." Distributions of net capital gain, to the extent so designated, will be treated as long-term capital gains. Dividends with respect to the APS generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable long-term capital gains tax rates. There can be no assurances as to what percentage of the dividends paid on the APS will consist of long-term capital gains, which are taxed at more favorable tax rates than ordinary income.

REDEMPTION

Although the Fund will not ordinarily redeem APS, it may be required to redeem APS if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet a Rating Agency guideline in a timely manner. See "Description of APS--Redemption--Mandatory redemption." The Fund may voluntarily redeem APS in certain circumstances. See "Description of APS--Redemption--Optional redemption."

LIQUIDATION PREFERENCE

The liquidation preference of the APS is $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation rights."

RATING

Shares of APS of the Fund will be issued with a credit quality rating of AA from Fitch and Aa from Moody's. The Fund may at some future time look to have its APS rated by additional or Substitute Rating Agencies. Because the Fund is required to maintain at least two ratings, it must own portfolio securities of sufficient value with adequate credit quality to meet each Rating Agency's guidelines. See "Description of APS--Rating Agency guidelines and asset coverage."

VOTING RIGHTS

The 1940 Act requires that the APS Shareholders and any other Preferred Shares of the Fund, voting as a separate class, have the right to elect at least two Trustees of the Fund at all times and to elect a majority of the Trustees at any time when two years' dividends on the APS or any other Preferred Shares are unpaid. The APS Shareholders and holders of any other Preferred Shares of the Fund will vote as a separate class on certain other matters as required under the Fund's Agreement and Declaration of Trust ("Declaration of Trust") and the 1940 Act. See "Description of APS--Voting rights" and "Certain provisions of the Declaration of Trust."

Financial highlights

Information contained in the tables below under the headings "Income (loss) from operations" and "Ratios/ Supplemental data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on May 31, 2006 until [ ], 2006. Since the Fund commenced operations on May 31, 2006, the tables cover approximately [four] weeks of operations, during which a substantial portion of the Fund's assets were invested in high-quality, short-term debt securities. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.


                                         FINANCIAL STATEMENTS (UNAUDITED)
                                               FINANCIAL HIGHLIGHTS
                                                  AS OF [ ], 2006

                                                                                                  PERIOD ENDED
                                                                                                  [    ], 2006(2)(3)
--------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of period(4)........................................................   $

INCOME (LOSS) FROM OPERATIONS
Net investment income.........................................................................    $
Net realized and unrealized loss..............................................................    $(           )
                                                                                                  -------------
Total income from operations..................................................................    $
                                                                                                  -------------
Common share offering costs...................................................................    $(           )
                                                                                                  -------------
Net asset value--End of period.................................................................   $
                                                                                                  -------------
Market value--End of period....................................................................   $
                                                                                                  -------------
Total Investment Return on Net Asset Value(5).................................................     (    )%
Total Investment Return on Market Value(5)....................................................           0.00%

RATIOS/SUPPLEMENTAL DATA(1)
Net assets, end of period (000's omitted).....................................................    $
Ratios (As a percentage of average daily net assets):
  Net expenses................................................................................           %(6)
  Net investment income.......................................................................           %(6)(7)
Portfolio Turnover............................................................................                %

----------

(1)  THE OPERATING  EXPENSES OF THE FUND REFLECT A REDUCTION OF THE INVESTMENT  ADVISER FEE AND A REIMBURSEMENT OF
     EXPENSES BY THE ADVISER. HAD SUCH ACTION NOT BEEN TAKEN, THE RATIOS AND NET INVESTMENT INCOME PER SHARE WOULD
     HAVE BEEN AS FOLLOWS:

                RATIOS (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):
                  Expenses                                                                               %(6)
                NET INVESTMENT INCOME........................................................            %(6)(7)
                NET INVESTMENT INCOME PER SHARE.................................................         $

(2)  FOR THE PERIOD FROM THE START OF BUSINESS, MAY 31, 2006, TO [ ], 2006.

(3)  COMPUTED USING AVERAGE COMMON SHARES OUTSTANDING.

(4)  NET ASSET VALUE AT  BEGINNING OF PERIOD  REFLECTS THE  DEDUCTION OF THE SALES LOAD OF $0.90 PER SHARE PAID BY
     THE SHAREHOLDER FROM THE $20.00 OFFERING PRICE.

(5)  TOTAL INVESTMENT RETURN ON NET ASSET VALUE IS CALCULATED  ASSUMING A PURCHASE AT THE OFFERING PRICE OF $20.00
     PAID BY THE  SHAREHOLDER  ON THE FIRST DAY AND A SALE AT THE NET  ASSET  VALUE ON THE LAST DAY OF THE  PERIOD
     REPORTED.  TOTAL INVESTMENT RETURN ON MARKET VALUE IS CALCULATED ASSUMING A PURCHASE AT THE OFFERING PRICE OF
     $20.00 PAID BY THE SHAREHOLDER ON THE FIRST DAY AND A SALE AT THE CURRENT MARKET PRICE ON THE LAST DAY OF THE
     PERIOD  REPORTED.  AFTER DEDUCTING THE SALES LOAD OF $0.90 PER SHARE PAID BY THE COMMON  SHAREHOLDERS,  TOTAL
     INVESTMENT  RETURN ON NET ASSET VALUE AND MARKET VALUE IS % AND %,  RESPECTIVELY.  TOTAL INVESTMENT RETURN ON
     NET ASSET VALUE AND TOTAL INVESTMENT RETURN ON MARKET VALUE ARE NOT COMPUTED ON AN ANNUALIZED BASIS.

(6)  ANNUALIZED.  THESE EXPENSE NUMBERS DO NOT REFLECT THE FUND'S ANTICIPATED  LEVERAGE.  EXPENSES ATTRIBUTABLE TO
     COMMON SHARES WILL BE HIGHER ONCE LEVERAGE IS UTILIZED.

(7)  THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.  THIS ANNUALIZED INCOME IS BASED ON ONLY A ONE
     MONTH PERIOD  DURING THE START-UP  PHASE OF THE FUND'S  OPERATIONS.  THE  ANNUALIZED  INCOME QUOTED SHOULD BE
     CONSIDERED  IN THIS  CONTEXT;  THE FUND'S  CURRENT  INCOME MAY BE LOWER OR HIGHER THAN THE QUOTED  ANNUALIZED
     INCOME

The Fund

Eaton Vance Credit Opportunities Fund (the "Fund") is a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on October 5, 2006. The Fund has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, and its telephone number is 1-800-225-6265.

The Fund commenced operations on May 31, 2006 upon the closing of an initial public offering of shares of its common shares of beneficial interest, $0.01 par value (the "Common Shares"). The proceeds of such offering were $133,700,000 before the payment of offering expenses borne by the Fund. The Common Shares of the Fund are traded on the New York Stock Exchange ("NYSE") under the symbol "EOE." In connection with the initial public offering of the Fund's Common Shares, the underwriters of the Common Shares offering were granted an option to purchase, at a price of $20.00 per Common Share, 1,050,000 additional Common Shares to cover over-allotments. On [ ], 2006, the Fund issued [ ] Common Shares pursuant to a partial exercise of the over-allotment option.

Certain of the capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

The Fund's primary investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek capital appreciation. The Fund will pursue its objectives primarily by investing opportunistically in various credit-related investments as described below.

Investments are based on Eaton Vance Management's ("Eaton Vance" or the "Adviser") internal research and ongoing credit analysis, which is generally not available to individual investors. Eaton Vance believes that the Fund may be appropriate for investors seeking an investment vehicle that provides a high level of current income and potential capital appreciation, based on a flexible approach to credit-related investing. The Fund's net asset value and distribution rate will vary and may be affected by numerous factors, including the Fund's asset allocation and changes in the credit quality of issuers, changes in credit spreads, changes in interest rates, changes in currency exchange rates and other market factors. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage, which is a speculative investment technique. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

Use of proceeds

The net proceeds of this offering will be approximately $[ ] after the payment of the sales load and expected offering costs. See "Underwriting." The Fund will invest the net proceeds of the offering in accordance with its investment objectives and policies stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the investment objectives and policies during a period estimated not to exceed three months from the completion of the offering of the APS depending on market conditions and the availability of appropriate securities. Pending such investment, the proceeds may be invested in high quality, short-term debt securities.

Capitalization

The following table sets forth the unaudited capitalization of the Fund as of [ ], 2006 as if the Common Shares of the Fund purchased by the Underwriters pursuant to their overallotment option on [ ], 2006 ("Overallotment Common
Shares") had been issued on that date and as adjusted to give effect to the issuance of the APS offered hereby. (1) The APS offering costs to be borne by the Fund and thus holders of Common Shares ("Common Shareholders") are estimated to be $[ ].

                                                                                          ACTUAL        AS ADJUSTED
--------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)     (unaudited)
Preferred shares, par value, $0.01 per share (no shares issued; [     ]
  as adjusted, at $25,000 per share liquidation preference)................    $              --   $     [        ]
                                                                               =================   ================
SHAREHOLDERS' EQUITY:

Common Shares, par value, $0.01 per share (37,205,000 shares issued and
  outstanding).............................................................    $    [         ]    $     [        ]

Capital in excess of par value attributable to Common Shares...............         [         ]          [        ]

Net undistributed investment income........................................         [         ]          [        ]

Net accumulated realized gain (loss).......................................         [         ]          [        ]

Net unrealized appreciation on investments.................................        ([         ])        ([        ])
                                                                               ----------------   ---------------
Net Assets.................................................................    $    [         ]   $      [        ]
                                                                               ================== =================
----------

(1)  The following Capitalization table includes the Underwriters' partial exercise of their overallotment option in the net amount of $[ ] combined with the net assets of the Fund as of [ ], 2006 of $[ ].

Portfolio composition

As of [ ], 2006, the following sets forth certain information with respect to the characteristics and composition of the Fund's investment portfolio:

Percentage of total investment portfolio invested in Loans................................................    [    ]%
Percentage of total investment portfolio invested in Bonds and other debt obligations.....................    [    ]%

                                                                               NUMBER OF
[    ](1)                                            [    ](1)     [    ](1)    ISSUERS    VALUE             PERCENT
---------------------------------------------------------------------------------------------------------------------
AAA                                                     Aa         AA                      $                     %
BB                                                      Ba         BB                                            %
B                                                       B          B                                             %
CCC                                                     Caa        CCC                                           %
  Unrated                                                                                                        %
  Cash and cash equivalents..............................................           --                           %
                                                                                 -----     ----------------   ---
Total...................................................................                   $                     %
                                                                                           ================   ===
----------

(1)  Ratings: Using the higher of S&P's, Moody's or Fitch's ratings on the Fund's investments.  S&P and Fitch rating categories may be modified  further by a plus (+) or minus (--) in AA, A, BBB, BB, B, and CCC ratings.  Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B, and Caa ratings.

Investment objectives, policies and risks

INVESTMENT OBJECTIVES

The Fund's primary investment objective is to provide a high level of current income. The Fund will, as a secondary objective, also seek capital appreciation.

INVESTMENT RATIONALE

The Adviser believes that different credit-related investments offer widely varying return profiles and risk characteristics. "Credit-related investments" are debt securities, instruments and obligations of corporate and other non-governmental entities and issuers. The attractiveness of particular credit-related investments and different categories of credit-related investments will vary substantially from one to another and over time based on differences in yield, price, duration, credit spread, prepayment risk and the risk of credit deterioration or default. The risk-adjusted performance of income portfolios may be enhanced by diversifying holdings across a range of investments with differing characteristics and return profiles. The Adviser believes that risk-adjusted performance may be further enhanced by taking an opportunistic approach to investing, shifting allocations among different categories of investments at different points in the credit cycle to emphasize those investments and categories of investments best suited to the current environment and outlook.

PORTFOLIO PARAMETERS

The Fund will pursue its objectives primarily by investing opportunistically in credit-related investments. Under normal market circumstances, the Fund will invest at least 80% of its total assets in the following categories of credit-related investments (collectively, the Fund's "principal investment categories"): (1) publicly and privately issued bonds and other debt securities ("Bonds"), including Bonds, commonly known as "junk bonds," that are of below investment grade quality (rated below Baa3- by Moody's Investors Service, Inc. ("Moody's") or below BBB- by Standard & Poor's Ratings Group ("S&P") and Fitch Ratings ("Fitch") or, if unrated, determined by the Adviser to be of comparable quality) ("Non-Investment Grade Bonds") and (2) loans and loan participations (collectively, "Loans"), including senior secured floating rate Loans ("Senior Loans"), "second lien" secured floating rate Loans ("Second Lien Loans"), and other types of secured and unsecured Loans with fixed and variable interest rates. The Adviser has broad discretion to allocate the Fund's assets between and within its principal investment categories and to change allocations over time as conditions warrant. The Fund is not obligated to hold investments in each category and may at times focus its investments in a single category or in a particular type of investment within a single category. In order to pursue effectively its opportunistic investment strategy, the Fund will not maintain fixed duration, maturity or credit quality policies. The Fund may invest in credit-related investments of any credit quality. Similar to the Non-Investment Grade Bonds in which the Fund invests, Senior Loans, Second Lien Loans and certain other instruments in which the Fund invests will typically be of below investment grade quality. Accordingly, it is expected that in many circumstances the Fund will invest predominantly in credit-related investments that are below investment grade quality. The Fund's investments in Bonds and Loans may include obligations of entities and issuers that are in distressed financial circumstances, including obligations that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest or are rated in the lowest rating categories (Ca or lower by Moody's or CC or lower by S&P and Fitch or, if unrated, are considered by the Adviser to be of comparable quality ("Distressed Debt Obligations")). The Fund will not invest more than 15% of its total assets in interest-bearing investments that, at the time of purchase, are not current on their interest payment obligations. The Fund will not maintain fixed duration or maturity policies, and may invest in securities and obligations of any duration or maturity. It may be subject to higher risk when holding long duration and long maturity positions. See "Investment objectives, policies and risks--Additional Risk Considerations--Duration and maturity risk." The Fund may invest without limitation in securities and obligations of both domestic and foreign issuers and obligors, except that the Fund will not invest in securities or obligations of issuers or obligors located in emerging markets. The Fund expects initially to seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity. The Fund may hold short positions in credit-related securities and instruments either for hedging or non-hedging purposes. During temporary periods or for defensive purposes, the Fund may invest without limitation in U.S. Government securities.

As an alternative to holding investments directly, the Fund may also obtain investment exposure to either of its principal investment categories through the use of derivative instruments and/or by investing in other investment companies, including registered investment companies, and/or other pooled investment vehicles. The Fund may invest up to 10% of its total assets in other registered investment companies and up to 20% of its total assets collectively in private investment funds and other pooled investment vehicles holding primarily credit-related investments. Pooled vehicles in which the Fund may invest include mortgage real estate investment trusts ("REITs") and master limited partnerships, business development companies and other entities holding primarily credit-related investments. For this purpose, "registered investment companies" means investment companies that are registered under the 1940 Act and

"private investment funds" means privately offered pooled investment funds that are excluded from the definition of "investment company" under the 1940 Act by operation of Section 3(c)(1) or 3(c)(7) thereof. Investments in other investment companies and pooled vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund's investment in another investment company or pooled vehicle are borne indirectly by holders of the Fund's shares. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other investment companies and other pooled vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities' advisers and managers, thus resulting in duplicative fees.

The Fund may purchase and sell derivative instruments (which derive their value by reference to another instrument, security or index) for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in securities prices or interest rates; diversification purposes; or to change the duration of the Fund. The Fund currently intends to invest in the following types of derivative instruments, although it retains the flexibility in the future to invest in other such instruments: purchase or sale of futures contracts on securities, indices, other financial instruments or currencies; options on futures contracts and exchange-traded and over-the-counter options on securities, indices or currencies; interest rate swaps; credit default swaps; total return swaps; forward rate contracts and options thereon; structured notes; foreign exchange hedging instruments; and derivatives based on various Loan and Bond indices. In order to help protect the soundness of derivative transactions and outstanding derivative positions, Eaton Vance requires derivative counterparties to have a minimum credit rating of A from Moody's (or comparable rating from another nationally recognized statistical rating agency ("Rating Agency")) and monitors such rating on an on-going basis. Although the Fund may generally invest without limitation in derivative instruments, guidelines of a Rating Agency that rates preferred shares issued by the Fund may limit the Fund's ability to engage in such transactions.

The Fund's policy to invest at least 80% of its total assets in Bonds and Loans is a non-fundamental policy and may be changed by the Fund's Board of Trustees (the "Board") without shareholder approval following the provision of 60 days' prior written notice to shareholders.

INVESTMENT PROCESS

A team of Eaton Vance investment professionals is responsible for the overall management of the Fund's investments, including determining allocations between and within the Fund's principal investment categories. Members of the investment team with specialized experience are responsible for the day-to-day portfolio management within each of the Fund's main investment categories. The Fund's investments are actively managed, and may be bought or sold on a daily basis. The Adviser attempts to manage income and enhance returns through timely trading. In selecting investments for the Fund, the Adviser focuses on active credit analysis, duration management, broad diversification among issuers, industries and sectors, and other risk management techniques. The Adviser seeks to invest in credit-related investments that provide high current income and a favorable balance of return and risk, based on the Adviser's analysis of issuer credit considerations and its outlook for particular industries, the economy and the credit markets generally. The Adviser uses a variety of techniques that are designed to control risk and minimize the Fund's exposure to loss of principal value due to defaults and declines in the value of portfolio investments. The Fund also attempts to identify investments that may appreciate in value based on the Adviser's assessment of credit characteristics, interest rates and other factors.

The Adviser's staff monitors the credit quality and price of securities and instruments held by the Fund, as well as other securities and instruments that are available for investment. The Fund may hold investments of any credit quality, including securities and instruments rated in the lowest quality category by one or more Rating Agencies and unrated securities or instruments of equivalent quality. Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the Rating Agencies. In evaluating the quality of a particular security or instrument, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. The Fund is not required to dispose of an investment in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment, including in the event of a default. In determining whether to retain or sell such an investment, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such investment, the price at which such investment could be sold and the rating, if any, assigned to such investment by other Rating Agencies.

The Fund's investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole. The Fund will not invest its assets according to predetermined weightings in particular issuers, industries or sectors. Instead, the Adviser will attempt to identify attractive investments in a variety of industries and sectors through the application of fundamental research, utilizing independent credit analysis and proprietary analytical tools. Based on the Adviser's outlook, the Fund may make significant issuer, industry or sector shifts depending upon changes in economic conditions, relative valuations and credit spreads. The Fund will not invest 25% or more of its assets in issuers in a single industry or group of industries. The Fund will not invest more than 5% of its assets in the securities or obligations of a single issuer, other than the United States Government.

PORTFOLIO CONTENTS

NON-INVESTMENT GRADE BONDS

The Fund's Bond investments will under many circumstances focus predominantly on Non-Investment Grade Bonds. As indicated above, Non-Investment Grade Bonds are those rated lower than investment grade (I.E., Bonds rated lower than Baa3 by Moody's and lower than BBB-- by S&P and Fitch) or are unrated and of comparable quality as determined by the Adviser. Non-Investment Grade Bonds rated BB and Ba have speculative characteristics, while lower rated Non-Investment Grade Bonds are predominantly speculative. The Fund may include as investments in Non-Investment Grade Bonds holdings of trust preferred securities, capital securities and other hybrid securities and instruments of below investment grade quality that are treated as debt obligations for federal income tax purposes.

The Fund may hold investments that are unrated or in the lowest rating categories (rated C by Moody's or D by S&P or Fitch). Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P or Fitch are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted investments, the Fund may be required to retain legal counsel and/or a financial adviser. This may increase the Fund's operating expenses and adversely affect net asset value.

The credit quality of most Non-Investment Grade Bonds reflects a greater than average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of investments held by the Fund more volatile and could limit the Fund's ability to sell its investments at favorable prices. In the absence of a liquid trading market for investments held by it, the Fund may have difficulties determining the fair market value of such investments.

Although the Adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by Rating Agencies. In evaluating the quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Because of the greater number of investment considerations involved in investing in Non-Investment Grade Bonds, the achievement of the Fund's objectives depends more on the Adviser's judgment and analytical abilities than would be the case if the Fund normally invested primarily in investments in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated or unrated securities through active Fund management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified fund of such securities would substantially lessen the risks of defaults brought about by an economic downturn or recession. In recent years, issuances of Non-Investment Grade Bonds by companies in certain economic sectors has increased. Accordingly, the Fund's Non-Investment Grade Bond investments may have significant exposure to such sectors and thus may react differently to political or economic developments than the market as a whole.

The Fund's investments in Non-Investment Grade Bonds may have fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, and payment in kind features.

INVESTMENT GRADE BONDS

The Fund may invest in a wide variety of Bonds rated or determined by the Adviser to be of investment grade quality that are issued by corporations and other non-governmental entities and issuers. Bonds are fixed or variable rate debt securities, including bills, notes, debentures, money market instruments and similar securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain Bonds are "perpetual" in that they have no maturity date. Some investment grade Bonds, such as zero coupon Bonds, do not pay current interest, but are sold at a discount from their face values. Although more creditworthy and generally less risky than Non-Investment Grade Bonds, investment grade Bonds are subject to market and credit risk. Market risk relates to changes in a security's value. Investment grade Bonds have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, Bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term and zero coupon Bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade Bonds, like those of other debt securities, may be affected by changes in the credit rating or financial condition of an issuer. Investment grade Bonds are generally considered medium-and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and changes in the financial condition of issuers. The market prices of investment grade Bonds in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Similar to the Non-Investment Grade Bonds, such investment grade Bonds in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price. Similarly to Non-Investment Grade Bonds, the Fund may include as investment grade Bonds holdings of investment grade quality trust preferred securities, capital securities and other hybrid securities and instruments that are treated as debt obligations for federal income tax purposes.

SENIOR LOANS

Senior Loans are floating rate Loans made to corporations and other non-governmental entities and issuers. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major U.S. banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Senior Loans held by the Fund will initially have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. In the experience of the Adviser, the average life of Senior Loans over the last decade has been two to four years because of prepayments. Floating rate debt investments with the characteristics of Senior Loans, such as "debtor-in-possession" or "DIP" Loans, and derivative instruments based on indices of Senior Loans (E.G., "SAMIs") are, for purposes of the Fund's investment policies, considered Senior Loans.

The Fund may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

Like other debt instruments, Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

Senior Loans in which the Fund will invest may not be rated by a Rating Agency, will not be registered with the Securities and Exchange Commission (the "SEC") or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a Rating Agency. Many of the Senior Loans in the Fund will have been assigned ratings below investment grade by a Rating Agency. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its own credit analysis abilities than upon ratings determined by Rating Agencies.

No active trading market may exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a decline in the Fund's net asset value. During periods of limited demand and liquidity for Senior Loans, the Fund's net asset value may be adversely affected.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed-rate instruments. As a result, the Adviser expects the Fund's policy of investing a portion of its assets in floating-rate Senior Loans will make the Fund less volatile and less sensitive to changes in market interest rates than if the Fund invested exclusively in fixed-rate obligations. Nevertheless, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and an associated decline in the Fund's net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund's net asset value.

SENIOR LOAN ASSIGNMENTS AND PARTICIPATIONS. The Fund expects primarily to purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase participations in the original syndicate making Senior Loans. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.

SENIOR LOAN VALUATION. The Adviser uses an independent pricing service to value most Senior Loans held. The Adviser may use the fair value method to value Senior Loans if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value.

SAMIS AND OTHER SENIOR LOAN-BASED DERIVATIVES. The Fund may obtain exposure to Senior Loans and baskets of Senior Loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. The Adviser reserves the right to utilize these instruments and similar instruments that may be available in the future. Among other instruments, the Fund may invest in a derivative instrument known as the Select Aggregate Market Index ("SAMI"), which provides investors with exposure to a reference basket of Senior Loans. SAMIs were created and originally issued by Credit Suisse First Boston ("CSFB") (now Credit Suisse Group) to provide a convenient method for buying or selling protection on a basket of credit default swaps. SAMIs were designed to track the CSFB Leveraged Loan Index. SAMIs now trade on the secondary market. When holding SAMI positions, the Fund currently intends to segregate liquid assets and/or cash equal to the market value of the basket of credit-default swaps underlying the SAMI. SAMIs are structured as floating-rate instruments and consist of a basket of credit default swaps whose underlying reference investments are Senior Loans. While investing in SAMIs will increase the universe of floating rate debt investments to which the Fund is exposed, such investments entail risks that are not typically associated with investments in other floating-rate debt investments. The liquidity of the market for SAMIs will be subject to liquidity in the Senior Loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. Among other derivatives-related risks, the Fund will be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in prices of reference instruments, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on positions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. See "--Additional Risk Considerations--Derivatives risk."

SECOND LIEN LOANS

Second Lien Loans are Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower's obligation under the Loan and typically have similar protections and rights as Senior Loans. Second Lien Loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than Senior Loans of such borrower. Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments. Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated status, Second Lien Loans have many characteristics and risks similar to Senior Loans discussed above. In addition, Second Lien Loans of below investment grade quality share many of the risk characteristics of Non-Investment Grade Bonds. As in the case of Senior Loans, the Fund may purchase interests in Second Lien Loans through assignments or participations.

Second Lien Loans are subject to the same risks associated with investment in Senior Loans and Non-Investment Grade Bonds. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, they therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans are also expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure. See "--Additional Risk Considerations--Second Lien Loan risk."

OTHER SECURED LOANS

Secured Loans other than Senior Loans and Second Lien Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Such secured Loans may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower. Such secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower's obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans. Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured Loans may have fixed or adjustable floating rate interest payments. Because such secured Loans may rank lower as to right of payment than Senior Loans and Second Lien Loans of the borrower, they may present a greater degree of investment risk than Senior Loans and Second Lien Loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to Senior Loans and Second Lien Loans discussed above. In addition, secured Loans of below investment grade quality share many of the risk characteristics of Non-Investment Grade Bonds. As in the case of Senior Loans and Second Lien Loans, the Fund may purchase interests in other secured Loans through assignments or participations.

Other secured Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and Non-Investment Grade Bonds. However, because such Loans may rank lower in right of payment to Senior Loans and Second Lien Loans of the borrower, they therefore may be subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the borrower. Such secured Loans are also expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured Loans, which would create greater credit risk exposure. See "--Additional Risk Considerations--Other secured Loan risk."

UNSECURED LOANS

Unsecured Loans are Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured Loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured Loans are not secured by a security interest or lien to or on specified collateral securing the borrower's obligation under the Loan. Unsecured Loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including Senior Loans, Second Lien Loans and other secured Loans. Unsecured Loans may have fixed or adjustable floating rate interest payments. Because unsecured Loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to Senior Loans, Second Lien Loans and other secured Loans discussed above. In addition, unsecured Loans of below investment grade quality share many of the risk characteristics of Non-Investment Grade Bonds. As in the case of secured Loans, the Fund may purchase interests in unsecured Loans through assignments or participations.

Unsecured Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans, other secured Loans and Non-Investment Grade Bonds. However, because unsecured Loans rank lower in right of payment to any secured obligations of the borrower, they therefore may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured Loans are also expected to have greater price volatility than secured Loans and may be less liquid. There is also a possibility that Loan originators will not be able to sell participations in unsecured Loans, which would create greater credit risk exposure. See "--Additional Risk Considerations--Unsecured Loan risk."

PRIVATE DEBT INVESTMENTS

The Fund may invest in privately issued secured and unsecured debt of both public and private companies. The Fund's private debt investments may be in the form of Bonds or Loans, and may have fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, and payment in kind features. Such debt investments may include equity features such as convertibility and attached warrants and stock participation rights. Private debt investments generally are of non-investment grade quality, frequently are unrated and present many of the same risks as investing in non-investment grade Loans and Non-Investment Grade Bonds. Because of the additional risks involved and their reduced liquidity, private debt investments generally pay higher interest rates or have other more favorable terms than otherwise comparable public debt instruments.

Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser's ability to obtain and evaluate applicable information concerning such companies' creditworthiness and other investment considerations. Because there is often no readily available trading market for private debt investments, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private debt investments are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of private debt investments as compared to investments in public debt securities because there is less reliable objective data available. Investment in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

INVESTMENTS IN OTHER INVESTMENT COMPANIES AND OTHER POOLED INVESTMENT VEHICLES

The Fund may invest in other investment companies and/or other pooled investment vehicles holding primarily credit-related investments. The Fund may invest up to 10% of its total assets in other registered investment companies and up to 20% of its total assets collectively in private investment funds and other pooled investment vehicles holding primarily credit-related investments. For this purpose, "registered investment companies" means investment companies that are registered under the 1940 Act, and "private investment funds" means privately offered pooled investment funds that are excluded from the definition of "investment company" under the 1940 Act by operation of Section 3(c)(1) or 3(c)(7) thereof. The Adviser believes that investment in other investment companies and other pooled investment vehicles may in certain circumstances provide certain advantages over investing directly in Bonds and Loans. Investing in other investment companies and other pooled investment vehicles may permit the Fund to achieve a greater level of diversification among its investments than would otherwise be possible. Investing in other investment companies and other pooled investment vehicles enables the Fund to access the specialized expertise of sponsors and managers that concentrate in certain segments of the Bond or Loan markets. Such sponsors and managers may have increased access to favorable investment opportunities, particularly in certain types of private investments that may not otherwise be available to the Fund. Investing in other investment companies and other pooled investment vehicles may, under certain circumstances, enable the Fund to acquire an interest in the underlying assets at a discount to fair value.

Investments by the Fund in other registered investment companies are limited to not more than 10% of the Fund's assets, with no more than 5% of Fund assets invested in any one issuer. The Fund may not own more than 3% of the outstanding voting securities of another registered investment company. The Fund's investments in other registered investment companies are expected to consist primarily of the common shares of exchange-traded closed-end funds holding primarily credit-related investments. The Fund does not intend to invest in other registered investment companies that are advised, managed, administered or distributed by Eaton Vance or any affiliated company. An investment in shares of other closed-end investment companies is affected by risks similar to those of the Fund, including the possibility of shares trading at a discount to net asset value.

Investments by the Fund in private investment funds and other pooled investment vehicles are collectively limited to not more than 20% of the Fund assets. Pooled vehicles in which the Fund may invest include mortgage REITs and master limited partnerships, business development companies and other entities holding primarily credit-related investments. The Adviser believes that investment in private investment funds and other pooled investment vehicles may in certain circumstances provide certain advantages over investing directly in private debt investments.

Investments in other investment companies and other pooled vehicles present certain special considerations and risks not present in making direct investments in Bonds and Loans. Investments in other investment companies and other pooled vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund's investment in another investment company or pooled vehicle are borne indirectly by Fund shareholders. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other investment companies and other pooled vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities' advisers and managers, thus resulting in duplicative fees. To the extent management fees of private investment funds and other pooled vehicles are based on total gross assets, it may create an incentive and therefore a potential conflict of interest for such entities' managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Fees payable to advisers and managers of other investment companies and other pooled investment vehicles in which the Fund invests may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in other investment companies and other pooled vehicles frequently expose the Fund to an additional layer of financial leverage. Investments in other investment companies and other pooled vehicles expose the Fund to additional management risk. The success of the Fund's investments in other investment companies and other pooled vehicles will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While the Adviser will seek to evaluate managers of private investment funds and other pooled vehicles and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities' managers is nevertheless present with such investments. Certain private investment funds in which the Fund participates may involve capital call provisions under which the Fund is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in private investment funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a private investment fund may be infrequent. Certain private investment funds may be subject to "lock-up" periods of a year or more. The valuation of investments in private investment funds often will be based upon valuations provided by the adviser or manager and it may not always be possible to effectively assess the accuracy of such valuations, particularly if the fund holds substantial investments the values of which are determined by the adviser or manager based upon a fair valuation methodology. Incentive fees paid to the advisers and managers of pooled vehicles may cause conflicts in the fair valuation of investment holdings by a private investment fund's adviser or manager. See "--Additional Risk Considerations--Private debt investment risk" and "--Additional Risk Considerations--Other investment companies and other pooled vehicles risk."

VALUATION OF PRIVATE INVESTMENT FUNDS. The Fund will value its investments in private investment funds at fair value. As a general matter, the fair value of the Fund's interest in a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund or from a third party if the Fund's interest were redeemed or sold at the time of valuation, based on information available at the time the valuation is made and that the Fund reasonably believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each private investment fund in accordance with such fund's valuation policies and reported to the Fund by the fund or its manager at the time of such valuation. The values provided by the private investment funds will ordinarily be reviewed by the Adviser. The Fund may not have a private investment fund's reported valuation as of a particular fiscal period end--if, for example, a private investment fund does not report a fiscal period end value to the Fund on a timely basis. In such cases, the Fund would determine the fair value of its investment therein based on any relevant information available at the time of valuation, including the most recent value reported by the private investment fund.

When investing in any private investment fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the private investment fund. As a general matter, such review will include a determination of whether the private investment fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Fund's Board provide that the Adviser will review the valuations provided by private investment fund managers, neither the Adviser nor the Fund's Board will be able to confirm independently the accuracy of valuation calculations provided by the managers.

The Fund's valuation procedures require the Fund and the Adviser to consider relevant information available at the time that the Fund values its investment. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a private investment fund's manager does not represent the fair value of the Fund's interests therein. Although redemptions of interests in private investment funds are usually subject to advance notice requirements, private investment funds will typically make available net asset value information to their investors which represents the price at which, even in the absence of redemption activity, the private investment fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular private investment fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular private investment fund. In other cases, as when a private investment fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in private investment fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the private investment fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by private investment funds and managers thereof may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of private investment funds are subject to audit by the funds' independent auditors, and may be revised as a result of such audits. Other adjustments may occur from time to time. Any material adjustments in the valuations of private investment funds will be reflected in the Fund's net asset values for the relevant periods. The procedures approved by the Board provide that, where deemed appropriate by the Adviser and/or the Board and consistent with the 1940 Act, investments in private investment funds may be valued at cost. Cost would be used only when determined to best approximate the fair value of the particular investment under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair and consistent with applicable regulatory guidelines.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for an asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

DISTRESSED DEBT OBLIGATIONS

Distressed Debt Obligations include Bonds, Loans and other debt obligations of issuers that are experiencing financial distress. The Fund considers Distressed Debt Obligations to be obligations that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest or are rated in the lowest rating categories (Ca or lower by Moody's or CC or lower by S&P and Fitch) or, if unrated, considered by the Adviser to be of comparable quality. The Fund will make investments in Distressed Debt Obligations in circumstances in which the Adviser determines that the purchase price of the debt is attractive relative to the level of risk assumed. The Fund may invest in both interest paying and non-interest paying Distressed Debt Obligations. In addition to pre-existing outstanding debt obligations of issuers undergoing financial distress, Distressed Debt Obligations also include
"debtor-in-possession" or "DIP" Loans newly issued in connection with "special situation" restructuring and refinancing transactions. DIP Loans are Loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP Loans are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the Loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP Loans are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. The Adviser believes that DIP Loans can offer holders thereof the opportunity to achieve attractive rates of return relative to the risk assumed.

Distressed Debt Obligations generally present the same risks as investment in Non-Investment Grade Bonds. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. As discussed above, an issuer of Distressed Debt Obligations may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principle payments on Distressed Debt Obligations may be in default. Distressed Debt Obligations present a risk of loss of principal value, including potentially a total loss of value. Distressed Debt Obligations may be highly illiquid and the prices at which Distressed Debt Obligations may currently be sold may represent a substantial discount to what the Adviser believes to be the ultimate value of such obligations. The Fund will not directly invest more than 15% of its total assets in interest-bearing investments that, at the time of purchase, are not current on their interest payment obligations.

FOREIGN SECURITIES AND OBLIGATIONS

The Fund may invest without limitation in securities and obligations of foreign issuers or obligors that are denominated in U.S. dollars, Euros, Canadian dollars, British pounds and certain other currencies. The Fund will not invest in securities or obligations of emerging markets issuers or obligors. The value of foreign securities and obligations is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded investments, the Fund may invest in dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities and obligations of some foreign companies are less liquid and more volatile than securities and obligations of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the

United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities and obligations before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities and obligations of some foreign issuers may be less liquid and more volatile than those of comparable U.S. companies.

Since the Fund may invest in securities and obligations denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund expects initially to fully hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity.

ADDITIONAL INVESTMENT PRACTICES

TEMPORARY AND/OR DEFENSIVE INVESTMENTS IN U.S. GOVERNMENT SECURITIES
During temporary periods or for defensive purposes, the Fund may invest without limitation in U.S. Government securities. During defensive periods, in order to preserve principal and limit undue investment risk, the Fund may forego opportunities for higher income and return afforded by its normal investment program.

U.S. Government securities in which the Fund may invest include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuances such as: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (issued with maturities of one year to ten years) and U.S.
Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. The Fund may also invest in other securities or agreements collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC,
FNMA, GNMA, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities (i.e., such obligations are not backed by the full faith and credit of the U.S. Government), the Fund will invest in obligations issued by these instrumentalities only if the Adviser has determined that the anticipated returns from such investments are attractive in relation to the credit and other risks assumed in investing therein.

The principal of and/or interest on certain U.S. Government securities that may be purchased by the Fund could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably or unfavorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

EQUITY INTERESTS
The Fund may hold equity interests acquired in conjunction with investments in Bonds or Loans of the same or a related issuer, which may include equity interests embedded in or attached to a Bond or a Loan, equity interests that are separate investments in which the Fund has the ability to invest by virtue of its ownership of a Bond or Loan of the same or a related issuer, and equity interests received in respect of ownership of a Bond or a Loan in connection with a financial restructuring or reorganization. Such investments may include, among other equity interests, common and preferred stock, warrants and stock participation rights. The Fund's investments in other investment companies and other pooled investment vehicles will also generally be in the form of equity interests. Each of these investments exposes the Fund to equity risk. Common stocks represent the residual interest in the assets of an issuer after meeting all claims and the interests of any preferred stock outstanding. As such, common stock is inherently more risky than the Bonds and Loans of the same issuer.
Although publicly traded common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concern about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real values during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer's common stock. As such, preferred stock is inherently more risky than the Bonds and Loans of the issuer, but less risky than its common stock. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

ASSET-BACKED SECURITIES
The Fund may invest in asset-backed securities, which are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generically called a Special Purpose Vehicle or "SPV"). These securitized payment claims are, as a rule, financial assets brought into a pool according to specific diversification rules. An SPV is a company founded for the purpose of securitizing these claims and its assets are this diversified asset pool. On this basis, marketable securities are issued which, due to diversification, generally represent a lower level of risk than the underlying assets individually. The redemption of the securities issued by the SPV takes place out of the cash flow generated by the collected claims. An SPV may issue multiple securities with different priorities to the cash flows generated and the underlying assets. Asset-backed securities may be issued by the U.S. Government, its agencies or instrumentalities, other governmental issuers or by private issuers. The types of assets that may underlie these instruments include, but are not limited to, the following (1) for non-mortgage asset-backed securities: automobile loans, credit card receivables, equipment leases (including aircraft), franchise loans, student loans, and catastrophe bonds; and
(2) for mortgage-related asset-backed securities: home equity loans, manufactured housing loans, commercial mortgage loans and residential mortgage loans.

COLLATERALIZED DEBT OBLIGATIONS
A collateralized debt obligation, or "CDO," is a structured credit security issued by an SPV created to apportion the risk and return characteristics of a pool of underlying assets consisting of debt obligations, typically non-investment grade Loans and/or Non-Investment Grade Bonds. A CDO's assets are used as collateral to support various debt and equity tranches issued by the SPV. A key feature of the CDO structure is the prioritization of the cash flows from a pool of debt securities among several classes of CDO holders, thereby creating a series of obligations with varying interest rates, risk levels and expected maturities. CDOs generally are secured by an assignment to a trustee under the indenture pursuant to which the securities are issued by the CDO, with its assets as collateral. Payments received on the underlying debt obligations generally are made to the trustee under the indenture. CDOs generally are designed to be retired as the underlying debt obligations are repaid. In the event of sufficient early prepayments, the class or series of a CDO first to mature generally will be retired. Therefore, although in most cases the issuer of a CDO will not supply additional collateral in the event of such prepayments, sufficient collateral normally exists to secure the CDO tranches that remain outstanding. The credit quality of CDO securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (E.G., debt obligations) of a CDO are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CDO. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of CDO securities also may change because of changes in market value, that is changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

MORTGAGE REITS
Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Mortgage REITs are generally not taxed on income timely distributed to shareholders, provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by mortgage REITs in which it invests.

Investing in mortgage REITs involves certain risks related to investing in real property mortgages. Mortgage REITs are subject to interest rate risk and the risk of default on payment obligations by borrowers. Mortgage REITs whose underlying assets are mortgages on real properties used by a particular industry or concentrated in a particular geographic region are subject to risks associated with such industry or region. Real property mortgages may be relatively illiquid, limiting the ability of mortgage REITs to vary their portfolios promptly in response to changes in economic or other conditions. Mortgage REITs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

BUSINESS DEVELOPMENT COMPANIES
Business development companies ("BDCs") are publicly traded, closed-end, investment companies regulated by the SEC. BDCs are operated for the purpose of making equity investments in, and/or providing debt financing to, small and developing businesses. The 1940 Act generally requires BDCs to invest at least 70% of total assets in "eligible portfolio companies" (generally smaller private U.S. companies) and high quality short-term debt securities. Compared to other registered investment companies, BDCs have greater flexibility to use leverage and to engage in affiliated transactions with portfolio companies. BDCs may provide significant managerial assistance to the companies in their portfolios. A BDC may elect to be taxed as a regulated investment company ("RIC") under the Code. As a RIC, a BDC generally avoids U.S. federal taxation on its income and capital gains that it distributes to its shareholders.

Investments in BDCs involve a layering of fees and other costs. Because the Fund will not control BDCs in which it invests, it is subject to the risk that a BDC may make business decisions with which the Adviser disagrees or otherwise act in ways that do not serve the Fund's interests. BDCs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by borrowers. BDCs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by BDCs may be highly illiquid, severely limiting the BDCs' ability to vary their portfolios in response to changes in economic or other conditions. BDCs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

MASTER LIMITED PARTNERSHIPS
A master limited partnership, or "MLP," is a publicly traded company organized as a limited partnership and treated as a partnership for federal income tax purposes. MLPs generally operate in the natural resource, financial services, and real estate industries. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP's income, gain, loss, deductions and other tax items pass through to unitholders. Although unitholders are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the unitholder even after the units are sold.

Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

INDEXED SECURITIES AND DERIVATIVES
The Fund may invest in indexed securities, structured notes and derivatives based on indices or financial indicators. Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to inflation, other securities, securities indices, currencies or other financial indicators such as economic statistics and pre-payment rates. Various indices or financial indicators may also be invested in through the use of derivative instruments. Inflation-indexed securities, for example, typically provide for a maturity value that depends on the rate of inflation, resulting in a security whose price tends to rise and fall together with the rate of inflation. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a short position in the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The Fund may invest in inflation-indexed securities issued by the U.S. Treasury, foreign governments or other entities. These are fixed income securities whose principal value is periodically adjusted according to the rate of inflation in the United States or another reference country. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measure of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect an inflation index for that country. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the true rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Coupon payments received by the Fund from inflation-indexed bonds will be includable in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Fund's investments in indexed securities, including inflation-indexed securities, may create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate tax liability at the Fund level.

FOREIGN CURRENCY TRANSACTIONS
The Fund expects initially to seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The Fund may engage in transactions to hedge against changes in foreign currencies, and will use such hedging techniques when the Adviser deems appropriate. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S.

dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be performed by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets. Income or gains earned on any of the Fund's foreign currency transactions generally will be treated as fully taxable income (i.e. income other than tax-advantaged dividends).

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty.

CREDIT-LINKED NOTES
The Fund may invest in credit-linked notes ("CLN"), a form of debt note where the payment of principal is based on the performance of a specified reference obligation. Credit-linked notes are typically collateralized with a portfolio of high quality debt obligations. Credit-linked notes are issued from a trust or other SPV that pays a fixed or floating coupon during the life of the note. At maturity, note holders receive par unless the referenced credit obligation defaults or declares bankruptcy, in which case they receive an amount determined by the recovery rate. Transactions in CLNs involve certain risks, including the risk that the seller may be unable to fulfill the terms of the instrument. In addition to the credit risk of the reference obligation and interest rate risk, the buyer of the CLN is subject to counterparty risk.

COMMERCIAL PAPER
Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies, finance companies and other issuers.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until delivery is made or payment is received from the other party to the transaction.

ILLIQUID INVESTMENTS
The Fund may invest without limitation in securities and other instruments for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities treated as liquid, the level of portfolio illiquidity nevertheless may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell illiquid investments at a price representing their fair value until such time as such investments may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the investments and the time when the Fund would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities and instruments through private placements under which it may agree to contractual restrictions on the resale thereof. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

SWAPS
Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a "notional value," i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may use swaps for risk management purposes and as a speculative investment.

The net amount of the excess, if any, of the Fund's swap obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. Eaton Vance requires counterparties to have a minimum credit rating of A from Moody's (or comparable rating from another Rating Agency) and monitors such rating on an on-going basis. If the other party to a swap contract defaults, the Fund's risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

INTEREST RATE SWAPS. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

TOTAL RETURN SWAPS. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

CURRENCY SWAPS. Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

CREDIT DEFAULT SWAPS. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

FUTURES AND OPTIONS ON FUTURES
The Fund may purchase and sell various kinds of financial futures contracts and options thereon to obtain investment exposure and/or to seek to hedge against changes in interest rates or currencies or for other risk management purposes. Futures contracts may be based on various securities, securities indices and currencies. Such transactions involve a risk of loss or depreciation due to adverse changes in prices of the reference securities, indices or currencies, and such losses may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. Transactions in financial futures and options on futures involve certain costs. There can be no assurance that the Fund's use of futures contracts will be advantageous. Financial covenants related to future Fund borrowings may limit use of these transactions.

EXCHANGE TRADED AND OVER-THE-COUNTER OPTIONS
The Fund may purchase or write (sell) exchange traded and over-the-counter options. Writing call options involves giving third parties the right to buy securities from the Fund for a fixed price at a future date and writing put options involves giving third parties the right to sell securities to the Fund for a fixed price at a future date. Buying an options contract gives the Fund the right to purchase securities from third parties or gives the Fund the right to sell securities to third parties for a fixed price at a future date. In addition to options on individual securities, the Fund may buy and sell put and call options on currencies, baskets of securities or currencies, indices and other instruments. Options bought or sold by the Fund may be "cash settled," meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) or falls below (in the case of a put) the exercise price of the option. There can be no assurance that the Fund's use of options will be successful.

SECURITIES LENDING
The  Fund  may  seek  to  earn  income  by  lending   portfolio   securities  to
broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans of securities will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. All securities loans will be collateralized on a continuous basis by cash or liquid securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The financial condition of borrowers will be monitored by the Adviser on an ongoing basis. The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise any voting or other beneficial rights on loaned securities. The Fund intends to exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Fund's interest to do so, taking into account the related loss of reinvestment income and other factors.

BORROWINGS
The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction. The Fund may also borrow money for temporary administrative purposes.

The Fund may enter into definitive agreements with respect to a credit facility/ commercial paper program. The Fund intends to arrange a senior revolving credit facility/commercial paper program pursuant to which the Fund expects to be entitled to borrow an amount up to a specified dollar amount and/or a specified percentage of the Fund's total assets. Any such borrowings would constitute financial leverage. The terms of any agreements relating to such a credit facility/commercial paper program have not been determined and are subject to definitive agreement and other conditions.

REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. While there is a risk that large fluctuations in the market value of the Fund's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's cash available for distribution.

PORTFOLIO TURNOVER
The Fund cannot accurately predict its portfolio turnover rate, but estimates an annual turnover rate of between 50% and 75% (excluding turnover of securities and obligations having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund. The Fund may engage in active short-term trading to benefit from yield disparities among different issues, to seek short-term profits or for other reasons. Such trading will increase the Fund's rate of turnover and may increase the incidence of net short-term capital gains which, upon distribution by the Fund, are taxable to shareholders as ordinary income.

ADDITIONAL RISK CONSIDERATIONS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in APS.

AUCTION RISK
APS Shareholders may not be able to sell APS at an Auction if the Auction fails; that is, if there are more APS offered for sale than there are buyers for those APS. Also, if a Bid is placed at an Auction only at a specified rate, and that bid rate exceeds the rate set at the Auction, the APS will not be retained. Finally, if you elect to buy or retain APS without specifying a rate below which you would not wish to continue to hold those APS, and the Auction sets a below market rate, you may receive a lower rate of return on your APS then the market rate. See "Description of APS" and "The Auctions--Auction Procedures."

SECONDARY MARKET RISK
It may not be possible to sell APS between Auctions or it may only be possible to sell them for a price of less than $25,000 per share plus any accumulated dividends. If the Fund has designated a Special Dividend Period (a Dividend Period of other than seven days), changes in interest rates could affect the price of APS sold in the secondary market. Broker-dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (I.E., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling APS Shareholder may sell APS between Auctions at a price per share of less than $25,000. Accrued APS dividends, however, should at least partially compensate for the increased market interest rate.

RATINGS AND ASSETS COVERAGE RISKS
While Fitch assigns a rating of "AA" and Moody's a rating of "Aa" to the APS, the ratings do not eliminate or necessarily mitigate the risks of investing in APS. A Rating Agency could downgrade APS, which may make APS less liquid at an Auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a Rating Agency downgrades APS of the Fund, the Fund will alter its portfolio or redeem APS. The Fund may voluntarily redeem APS under certain circumstances. A preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency guidelines described above also do not address the likelihood that an owner of APS will be able to sell such shares in an Auction or otherwise. See "Description of APS--Rating Agency guidelines and asset coverage" for a description of the asset maintenance tests the Fund must meet.

INCOME RISK
The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, investors' income from the Fund could drop as well. The Fund's income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated to the extent the Fund's investments include floating-rate Loans and other floating-rate instruments.

CREDIT RISK
Credit risk is the risk that one or more debt obligations in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status.

PREPAYMENT RISK
During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, potentially causing the Fund to incur capital loss and/or to reinvest in lower yielding obligations. This is known as call or prepayment risk. Certain debt obligations have call protection features that permit the issuer to redeem the security or instrument prior to a stated date only if certain prescribed conditions are met ("call protection"). An issuer may redeem a security or instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Corporate Bonds typically have limited call protection. Loans typically have little or no call protection. For premium Bonds and premium Loans (Bonds and Loans priced above their par or principal value) held by the Fund, prepayment risk is enhanced.

ISSUER RISK
The value of credit-related obligations may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

NON-INVESTMENT GRADE BONDS RISK
The Fund's investments in Non-Investment Grade Bonds are predominantly speculative because of the credit risk of their issuers. While normally offering higher yields, Non-Investment Grade Bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of Non-Investment Grade Bonds are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. Adverse publicity and changing investor perceptions may affect the ability to obtain prices for or to sell these securities.

SENIOR LOANS RISK
The risks associated with Senior Loans of below investment grade quality are similar to the risks of Non-Investment Grade Bonds, although Senior Loans are typically senior and secured in contrast to Non-Investment Grade Bonds, which are generally subordinated and unsecured. Senior Loans' higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than Non-Investment Grade Bonds, which are typically fixed rate. The Fund's investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan's value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Loans.

SECOND LIEN LOANS RISK
Second Lien Loans are subject to the same risks associated with investment in Senior Loans and Non-Investment Grade Bonds. However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure. See "Investment objectives, policies and risks--Portfolio Contents--Second Lien Loans" for a discussion of the valuation of Second Lien Loans.

OTHER SECURED LOANS RISK
Secured Loans other than Senior Loans and Second Lien Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and Non-Investment Grade Bonds. However, such Loans may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Lower ranking secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured Loans, which would create greater credit risk exposure. See "Investment objectives, policies and risks--Portfolio Contents--Other secured Loans" for a discussion of the valuation of other secured Loans.

UNSECURED LOANS RISK
Unsecured Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans, other secured Loans and Non-Investment Grade Bonds. However, because unsecured Loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and other secured Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured Loans, which would create greater credit risk exposure. See "Investment objectives, policies and risks--Portfolio Contents--Unsecured Loans" for a discussion of the valuation of Unsecured Loans.

PRIVATE DEBT INVESTMENTS RISK
The Fund may invest in privately issued secured and unsecured debt of both public and private companies. Private debt investments generally are of non-investment grade quality, frequently are unrated and present many of the same risks as investing in non-investment grade Loans and Non-Investment Grade Bonds. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser's ability to obtain and evaluate applicable information concerning such companies' creditworthiness and other investment considerations. Because there is often no readily available trading market for private debt investments, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private debt investments are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of private debt investments as compared to investments in public debt securities because there is less reliable objective data available. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

OTHER INVESTMENT COMPANIES AND OTHER POOLED VEHICLES RISK
In addition to direct investments in Bonds and Loans, the Fund may obtain exposure to credit-related investments by investing in other investment companies and/or other pooled investment vehicles holding primarily credit-related investments. The Fund may invest up to 10% of its total assets in other registered investment companies and up to 20% of its total assets collectively in private investment funds and other pooled investment vehicles holding primarily credit-related investments. Investments in other investment companies and other pooled vehicles present certain special considerations and risks not present in making direct investments in Bonds and Loans. Investments in other investment companies and other pooled vehicles involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund's investment in another investment company or pooled vehicle are borne indirectly by shareholders. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other investment companies and other pooled vehicles in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities' advisers and managers, thus resulting in duplicative fees. To the extent management fees of private investment funds and other pooled vehicles are based on total gross assets, it may create an incentive and therefore a potential conflict of interest for such entities' managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Fees payable to advisers and managers of other investment companies and other pooled investment vehicles in which the Fund invests may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in other investment companies and other pooled vehicles frequently expose the Fund to an additional layer of financial leverage. Investments in other investment companies and other pooled vehicles expose the Fund to additional management risk. The success of the Fund's investments in other investment companies and other pooled vehicles will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While the Adviser will seek to evaluate managers of private investment funds and other pooled vehicles and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities' managers is nevertheless present with such investments. Certain private investment funds in which the Fund participates may involve capital call provisions under which the Fund is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in private investment funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a private investment fund may be infrequent. Certain private investment funds may be subject to "lock-up" periods of a year or more. The valuation of investments in private investment funds often will be based upon valuations provided by the adviser or manager and it may not always be possible to effectively assess the accuracy of such valuations, particularly if the fund holds substantial investments the values of which are determined by the adviser or manager based upon a fair valuation methodology. Incentive fees paid to the advisers and managers of pooled vehicles may cause conflicts in the fair valuation of investment holdings by a private investment fund's adviser or manager.

ASSET-BACKED SECURITIES RISK
The Fund may invest in certain asset-backed and structured credit securities (collectively, "Asset-Backed Securities"), including CDOs. Asset-Backed Securities are payment claims that are securitized in the form of negotiable paper that is issued by an SPV. These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of underlying assets consisting of debt obligations, typically Senior Loans and/or Non-Investment Grade Bonds. A CDO's assets are used as collateral to support various debt and equity tranches issued by the SPV. The underlying assets (E.G., debt obligations) of a CDO are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CDO. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of CDO securities also may change because of changes in market value, that is changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

VALUATION OF BONDS AND LOANS
The Adviser normally uses an independent pricing service to value most Bonds and Loans held. The Adviser may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

DISTRESSED DEBT OBLIGATIONS RISK
Distressed Debt Obligations generally present the same risks as investment in Non-Investment Grade Bonds and Loans of below investment grade quality. However, in most cases, the risks of Distressed Debt Obligations are of greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. An issuer of Distressed Debt Obligations may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principal payments on Distressed Debt Obligations may be in default. Distressed Debt Obligations present a risk of loss of principal value, including potentially a total loss of value. Distressed Debt Obligations may be highly illiquid and the prices for which Distressed Debt Obligations may currently be sold may represent a substantial discount to what the Adviser believes to be the ultimate value of such obligations.

DERIVATIVES RISK
Positions in derivatives (such as options, swaps, and forward contracts and futures and options thereon) may subject the Fund to substantial loss of principal in relation to the Fund's investment amount. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives positions held by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

TAX RISK
The Fund may invest in derivative instruments such as swaps, SAMIs and other instruments in order to obtain investment exposure to its principal investment categories or for other purposes. The Fund intends to invest in such instruments only to an extent and in a manner consistent with the Fund's qualification as a regulated investment company for federal income tax purposes. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal (and state) income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). Fund income distributed to shareholders would also be taxable to shareholders as ordinary dividend income to the extent attributable to the Fund's earnings and profits. Accordingly, in such event, the Fund's ability to achieve its investment objectives would be adversely affected and shareholders would be subject to the risk of diminished investment returns.

INTEREST RATE RISK
The value of Fund shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate investments held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of fixed-rate investments held by the Fund can be expected to decline. Floating-rate investments held by the Fund may also fluctuate in value due to changes in interest rates because of a time lag between when interest rates rise and when rates on the investments are reset. Because U.S. interest rates have recently been at low levels by historical standards, there may be a greater than normal risk that the Fund's portfolio will decline in value due to rising interest rates. Fluctuations in the value of fixed-rate investments held by the Fund will not affect interest income received on the investments, but will be reflected in the Fund's net asset value. Fixed-rate investments with longer durations tend to be more sensitive to changes in interest rates than investments with shorter durations, usually making them more volatile. During periods when the Fund's portfolio of investments has an intermediate or longer term average dollar-weighted duration (including the effects of anticipated leverage), the Fund's net asset value and market price per share will tend to fluctuate more in response to changes in market interest rates than when the Fund holds primarily shorter duration investments. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there can be no assurance that it will do so or that such strategies will be successful.

EQUITY RISK
The Fund may hold equity interests acquired in conjunction with investments in Bonds or Loans of the same or a related issuer, which may include equity interests embedded in or attached to a Bond or a Loan, equity interests that are separate investments in which the Fund has the ability to invest by virtue of its ownership of a Bond or Loan of the same or a related issuer, and equity interests received in respect of ownership of a Bond or a Loan in connection with a financial restructuring or reorganization. Such investments may include, among other equity interests, common and preferred stock, warrants and stock participation rights. The Fund's investments in other investment companies and other pooled investment vehicles will also generally be in the form of equity interests. Each of these investments exposes the Fund to equity risk. Common stocks represent the residual interest in the assets of an issuer after meeting all claims and the interests of any preferred stock outstanding. As such, common stock is inherently more risky than the Bonds and Loans of the issuer. Although publicly traded common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concern about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real values during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer's common stock. As such, preferred stock is inherently more risky than the Bonds and Loans of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of "non-cumulative" preferred stocks) or defer (in the case of "cumulative" preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

FOREIGN INVESTMENT RISK
The Fund may invest without limitation in securities and obligations of foreign issuers and obligors denominated in U.S. dollars, Euros, Canadian dollars, British pounds and other currencies. Investment in foreign issuers may involve certain special risks due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates in the case of investments denominated in foreign currencies, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities and obligations of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas.

FOREIGN CURRENCY RISK
The Fund's shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. To the extent the Fund's assets are denominated in currencies other than the U.S. dollar there is a risk that the value of such assets and/or the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. The Fund expects initially to seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity. To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund's assets and income could be adversely affected by currency exchange rate movements.

SHORT SALES RISK
The Fund may make use of short sales for investment and risk management purposes, including when the Adviser anticipates that the market price of a security or instrument will decline or will underperform relative to the investments held in the Fund's portfolio. Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund will ordinarily engage in "uncovered" short sales, where it does not own or have the immediate right to acquire the security sold short at no additional cost. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The Adviser's use of short sales in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns.

LIQUIDITY RISK
The Fund may invest without limitation in securities and obligations for which there is no readily available trading market or which are otherwise illiquid, including certain Non-Investment Grade Bonds, Loans and Distressed Debt Obligations. The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such securities and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities and obligations, thereby adversely affecting the Fund's net asset value and ability to make distributions.

REINVESTMENT RISK
Income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations into lower yielding instruments.

INFLATION RISK
Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the APS and distributions thereon can decline. In an inflationary period, however, it is expected that through the Auction process, APS dividends would increase, tending to offset the risk.

DURATION AND MATURITY RISK
The Fund has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above.

MANAGEMENT RISK
The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance and the portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund's investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance and the portfolio managers to develop and effectively implement investment strategies that achieve the Fund's investment objectives. There is no assurance that Eaton Vance and the portfolio managers will be successful in developing and implementing the Fund's investment strategy. Decisions made by Eaton Vance and the portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

MARKET DISRUPTION
The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have raised short-term market risk and may have adverse long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact the value of investments held by the Fund, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares and the APS.

ANTI-TAKEOVER PROVISIONS
The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board and have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over net asset value. See "Description of capital structure--Anti-takeover Provisions in the Declaration of Trust."

Management of the Fund

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Fund's Board under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance acts as the Fund's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment funds since 1931. As of March 31, 2006, Eaton Vance and its subsidiaries managed approximately $116.5 billion on behalf of funds, institutions and individual clients, including approximately $44.6 billion in fixed income and floating-rate income assets. Eaton Vance is a direct, wholly owned subsidiary of Eaton Vance Corp., a publicly held holding company that, through its subsidiaries and affiliates, engages primarily in investment management, administration and marketing activities.

Under the general supervision of the Fund's Board, Eaton Vance will be responsible for managing the Fund's overall investment program, determining the Fund's allocations among its principal investment categories and other permitted investments, and selecting individual holdings. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser's organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 0.75% of the average daily gross assets of the Fund. For purposes of the Advisory Agreement, gross assets of the Fund means total assets of the Fund, including any form of investment leverage that the Fund may in the future determine to utilize, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any future investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or (iv) any other means. During any future periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's gross assets, including proceeds from any borrowings and from the issuance of preferred shares.

Scott H. Page, Payson F. Swaffield, Michael W. Weilheimer and other Eaton Vance investment professionals comprise the investment team responsible for the overall management of the Fund's investments, including asset allocation and selection of holdings. The following members of the team are responsible for the day-to-day management of the Fund's investments within its principal investment categories:

LOANS. Mr. Page and Mr. Swaffield are responsible for the day-to-day management of the Fund's Loan strategies. Mr. Page and Mr. Swaffield are co-heads of Eaton Vance's bank loan investment department, have each been Eaton Vance portfolio managers since 1996, and are Vice Presidents of Eaton Vance. Both of them are Chartered Financial Analysts. Among other portfolios, they currently co-manage Floating Rate Portfolio, a registered open-end fund, Eaton Vance VT Floating-Rate Income Fund, a registered open end fund offered primarily to insurance company separate accounts, Senior Debt Portfolio, a registered closed-end fund, Eaton Vance Senior Income Trust, a registered closed-end fund listed on the New York Stock Exchange, Eaton Vance Senior Floating Rate Trust, a registered closed-end fund listed on the New York Stock Exchange, and Eaton Vance Senior Floating-Rate Trust, a registered closed-end fund listed on the New York Stock Exchange, all of which employ investment strategies primarily focused on Loans. Mr. Page and Mr. Swaffield are also members of the portfolio management team of Eaton Vance Limited Duration Income Fund and Eaton Vance Short Duration Diversified Income Fund, which are registered closed-end funds listed on the American Stock Exchange and New York Stock Exchange, respectively. Mr. Page and Mr. Swaffield are responsible for the portion of their portfolios invested in Loans. As of March 31, 2006, funds for which Mr. Page and Mr. Swaffield are co-managers or members of the portfolio management team had combined assets of approximately $16 billion.

BONDS. Mr. Weilheimer is responsible for the day-to-day management of the Fund's Bond strategies. Mr. Weilheimer is head of Eaton Vance's high yield bond investment department, has been an Eaton Vance portfolio manager since 1996, and is a Vice President of Eaton Vance. He is a Chartered Financial Analyst. Among other portfolios, he currently co-manages High Income Portfolio and Boston
Income Portfolio, which are registered open-end funds that employ investment strategies primarily focused on Non-Investment Grade Bonds. Mr. Weilheimer is also a member of the portfolio management team of Eaton Vance Limited Duration Income Fund, a registered closed-end fund listed on the American Stock Exchange.

Mr. Weilheimer is responsible for the portion of the fund's portfolio invested in Non-Investment Grade Bonds. As of March 31, 2006, funds for which Mr. Weilheimer is co-manager or a member of the portfolio management team had combined assets of approximately $6 billion (of which approximately $3 billion is in a fund for which Mr. Page and Mr. Swaffield also serve as members of the portfolio management team).

The Fund and the Adviser have adopted codes of ethics relating to personal securities transactions (the "Codes of Ethics"). The Codes of Ethics permit Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes of Ethics.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS
The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

THE ADMINISTRATOR

Eaton Vance serves as administrator of the Fund. Under an Administration Agreement with the Fund (the "Administration Agreement"), Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Board and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund's business. Eaton Vance currently receives no compensation for providing administrative services to the Fund. In addition to the management fee, the Fund pays all costs and expenses of its operation, including compensation of its Trustees (other than those affiliated with the Adviser), custodial expenses, dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing Fund documents and reports to governmental agencies, and taxes and filing or other fees, if any.

Description of APS

The following is a brief description of the terms of the APS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Declaration of Trust and Amended By-Laws, including the provisions thereof establishing the APS. The Fund's Declaration of Trust and the form of Amended By-Laws establishing the terms of the APS have been filed as exhibits to or incorporated by reference in the Registration Statement of which this Prospectus is a part. The Amended By-Laws for the Fund may be found in Appendix C to the Fund's Statement of Additional Information.

GENERAL

The  Declaration  of Trust  authorizes  the issuance of an  unlimited  number of shares of  beneficial  interest  with  preference  rights,  including  Preferred
Shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. The Fund's Amended By-Laws currently authorize [ ] shares of APS, Series A. The APS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation rights."

The APS will rank on parity with shares of any other series of APS and with shares of other series of Preferred Shares of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. All shares of APS carry one vote per share on all matters on which such shares are entitled to be voted. APS, when issued, will be fully paid and, subject to matters discussed in "Description of capital structure" non-assessable and have no preemptive, conversion or cumulative voting rights. The APS will not be convertible into Common Shares or other capital stock of the Fund, and the holders thereof will have no preemptive or cumulative voting rights.

DIVIDENDS AND DIVIDEND PERIODS

GENERAL
After the Initial Dividend Period, each Subsequent Dividend Period for the APS will generally consist of 7-days (a "7-Day Dividend Period"); provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period as discussed below. The holders of the Fund's APS will be entitled to receive, when, as and if declared by the Fund's Board of Trustees, out of funds legally-available therefor, cumulative cash dividends on their APS, at the Applicable Rate determined as set forth below under "--Determination of dividend rate," payable on the dates set forth below. Dividends on the APS of the Fund so declared and payable shall be paid in preference to and in priority over any dividends declared and payable on the Fund's Common Shares.

Dividends on the APS will accumulate from the date on which the Fund originally issues the APS (the "Date of Original Issue") and will be payable on the APS on the dates described below. Dividends on the APS with respect to the Initial Dividend Period shall be payable on the applicable Initial Dividend Payment Date. Following the Initial Dividend Payment Date, dividends on the APS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Dividend Period, and any Short-Term Dividend Period of [ ]or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short-Term Dividend Period of more than [ ] days and with respect to any Long-Term Dividend Period, monthly on the first Business Day of each calendar month during such Short-Term Dividend Period or Long-Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next Business Day following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the APS Shareholders set forth in the Amended By-Laws. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

Each  dividend  will be paid to the record  holder of the APS,  which  holder is expected to be the nominee of the Securities Depository. See "The Auctions--General--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on the APS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

APS Shareholders will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Non-Payment Period; late charge" below. No interest will be payable in respect of any dividend payment or payments on the APS which may be in arrears.

The amount of cash dividends per share of APS payable (if declared) on each Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

NOTIFICATION OF DIVIDEND PERIOD
The Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the APS will be a number of days (other than seven) evenly divisible by seven, and not fewer than seven nor more than three hundred sixty-four in the case of a Short-Term Dividend Period or one year but not greater than five years in the case of a Long-Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period of greater than [ ] days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids shall have existed in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short-Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the APS and, in the case of a Long-Term Dividend Period, shall be given on or prior to the second Business Day but not more than [ ] days prior to an Auction Date for the APS. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Special Dividend Period as contemplated by such Request for Special Dividend Period and shall determine the Optional Redemption Price of the APS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions which may affect the APS, (v) the investment objectives of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.

If the Broker-Dealers shall not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the APS, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the APS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Dividend Period to Fitch and Moody's. The Fund shall not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if
(x) either the 1940 Act APS Asset Coverage is not satisfied or the Fund shall fail to maintain Fitch Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount or Moody's Eligible Assets with an aggregate Discounted Value at least equal to 0.80 times the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the APS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to Fitch and Moody's. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in any Auction, including an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, or an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.

With respect to each Dividend Period, the Fund may, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Change in Dividend Period") to the Auction Agent and to each Broker-Dealer, request that each succeeding Dividend Period for a series of APS be changed to a number of days, evenly divisible by seven and not fewer than 7 nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than 5 years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Change in Dividend Period of greater length than the immediately preceding Dividend Period (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions, and, if applicable to the Fund, any Additional Dividends payable prior to such date have been paid in full. Such Request for Change in Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for a series of APS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than [ ] days prior to an Auction Date for a series of APS. Upon receiving such Request for Change in Dividend Period, the Broker-Dealer(s) shall jointly determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Change in Dividend Period for the series of APS as contemplated by such Request for Change in Dividend Period and the Optional Redemption Price of the APS during such Dividend Period and the Specific Redemption Provisions, if applicable, and shall give the Fund and the Auction Agent written notice (a " Dividend Change Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealer(s) will consider (1) existing short-term and long-term market rates and indices of such short-term and long-term rates, (2) existing market supply and demand for short-term and long-term securities, (3) existing yield curves for short-term and long-term securities comparable to the APS, (4) industry and financial conditions which may affect the APS, (5) the investment objective of the Fund, and (6) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders. If the Broker-Dealer(s) shall not give the Fund and the Auction Agent a Dividend Change Response by such second Business Day or if the Dividend Change Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Change in Dividend Period for the series of APS, the Fund may not give a Notice of Change in Dividend Period in respect of such Request for Change in Dividend Period. In the event the Dividend Change Response indicates that it is advisable that the Fund give a Notice of Change in Dividend Period for the series of APS, the Fund may by no later than the second Business Day prior to such Auction Date give a notice (a "Notice of Change in Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer which notice will specify (i) the duration of the new Dividend Period, (ii) the Optional Redemption Price as specified in the related Dividend Change Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Change in Dividend Period to Moody's, S&P and/or Fitch, as may be applicable. The Fund shall not give a Notice of Change in Dividend Period and, if the Fund has given a Notice of Change in Dividend Period, the Fund is required to give telephonic and written notice of its revocation (a "Notice of Revocation of Dividend Change") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act APS Asset Coverage is not satisfied or the Fund shall fail to maintain Fitch Eligible Assets, S&P Eligible Assets or Moody's Eligible Assets, as may be applicable, with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed new Dividend Period (using as a pro forma dividend rate with respect to such Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the APS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealer(s) jointly advise the Fund that after consideration of the factors listed above they have concluded that it is advisable to give a Notice of Revocation of Dividend Change. The Fund also shall provide a copy of such Notice of Revocation of Dividend Change to Fitch, S&P and/or Moody's, as may be applicable. If the Fund is prohibited from giving a Notice of Change in Dividend Period as a result of any of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation of Dividend Change with respect to a Notice of Change in Dividend Period for any series of APS, the next succeeding Dividend Period will consist of the same number of days as the immediately prior Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in the applicable Auction or such Auction is not held for any reason, such next succeeding Dividend Period will consist of the same number of days as such immediately prior Dividend Period and the Fund may not again give a Notice of Change in Dividend Period for the APS (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a Dividend Period of such length.

The Fund may, at its sole option and to the extent permitted by law, by telephonic and written notice to the Auction Agent and to each Broker-Dealer, request that the Business Day on which the Auction for the succeeding Dividend Period that is a Short Term Dividend Period for a series of APS occurs be changed such that the immediately succeeding Dividend Period will be a period that is not evenly divisible by seven (a "Transitional Dividend Period"). For example, if the normal Auction Date for a Series that has a Dividend Period of seven days is Monday and the Fund desires to change the normal Auction Date to Tuesday the Fund may request a Transitional Dividend Period of eight days pursuant to this sub-paragraph and thereafter each subsequent Dividend Period would be a Dividend Period of seven days with an Auction held each Tuesday. The Fund may also request a Transitional Dividend Period in connection with a Request for Change in Dividend Period. For example, if the normal Dividend Period for a Series is twenty-eight days with the next Auction to occur on a Monday, and the Fund desires to change such Series to a seven day Dividend Period with Auctions normally occurring on Tuesday, the Fund may make a Request for Change in Dividend Period such that the immediately succeeding Dividend Period would be an eight day Dividend Period with the next Auction to occur on Tuesday and each Dividend Period thereafter would be a seven day Dividend Period with an Auction occurring each succeeding Tuesday. A request for a Transitional Dividend Period must be made in accordance with the procedures described in sub-paragraph (iv) above applicable to a Request for Change in Dividend Period regardless of whether the normal number of days in Dividend Periods succeeding a Transitional Dividend Period would be different than the current normal number of days in the Dividend Period for such Series.

DETERMINATION OF DIVIDEND RATE
The dividend rate on the APS during the period from and including the Date of Original Issue for the APS to but excluding the Initial Dividend Payment Date for the APS (the "Initial Dividend Period") will be the rate per annum set forth on the inside cover page hereof. Commencing on the Initial Dividend Payment Date for the APS, the Applicable Rate on the APS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for the APS is referred to herein as a "Dividend Period." Cash dividends shall be calculated as set forth above under "--Dividends and Dividend Periods--General."

NON-PAYMENT PERIOD; LATE CHARGE
A Non-Payment Period will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the APS payable on such Dividend Payment Date or (ii) deposit, irrevocably in Fund, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for the APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the APS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all APS Shareholders. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses
(ii)(A) or (ii)(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for the APS, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period. Any dividend on the APS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by [360]. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

The Non-Payment Period Rate initially will be [ ]% of the applicable Reference Rate, provided that the Board of Trustees of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and Fitch and Moody's (or any Substitute Rating Agency in lieu of Fitch and Moody's in the event such party shall not rate the APS) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the APS.

RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS
Under the 1940 Act, the Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding APS would be less than 200% (or such other percentage as in the future may be required by law). Under the Code, the Fund must, among other things, distribute each year at least 90% of the sum of its investment company taxable income and certain other income in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxes."

Upon any failure to pay dividends on the APS for two years or more, the APS Shareholders will acquire certain additional voting rights. See "--Voting rights" below.

For so long as any APS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the APS as to dividends or upon liquidation) in respect of Common Shares or any other shares of beneficial interest of the Fund ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or shares of any other such junior shares of beneficial interest (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to APS as to dividends and upon liquidation) or any such parity shares of beneficial interest (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than 0.80 times the APS Basic Maintenance Amount and the 1940 Act APS Asset Coverage (see "--Rating Agency guidelines and asset coverage" and "--Redemption" below) would be satisfied, (B) full cumulative dividends on the APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and (C) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Amended By-Laws.

REDEMPTION

MANDATORY REDEMPTION
The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the APS to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than 0.80 times the APS Basic Maintenance Amount or to satisfy the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" of APS means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. Any such redemption will be limited to the lesser number of APS necessary to restore the Discounted Value or the 1940 Act APS Asset Coverage, as the case may be, or the maximum number that can be redeemed with funds legally available under the Declaration of Trust and applicable law.

OPTIONAL REDEMPTION
To the extent permitted under the 1940 Act and under Massachusetts law, upon giving a notice of redemption, as provided below, the Fund, at its option, may redeem the APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no APS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to the APS or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. The Fund has the authority to redeem the APS for any reason and may redeem all or part of the outstanding APS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Shares for any significant period of time than that obtainable if the Common Shares were unleveraged.

Notwithstanding the provisions for redemption described above, no APS shall be subject to optional redemption (i) unless all dividends in arrears on all remaining outstanding APS, and all capital shares of the Fund ranking on a parity with the APS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than 0.80 times the APS Basic Maintenance Amount; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding APS pursuant to a successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding APS.

LIQUIDATION RIGHTS

Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the APS Shareholders will be entitled to receive, out of the assets of the Fund available for distribution to Shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation of APS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the APS Shareholders will be entitled to no other payment. If such assets of the Fund shall be insufficient to make the full liquidation payment on outstanding APS and liquidation payments on any other outstanding class or series of Preferred Shares of the Fund ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the APS Shareholders and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the APS Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Amended By-Laws. These requirements are summarized below.

1940 ACT APS ASSET COVERAGE
The Fund will be required under the Amended By-Laws to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are beneficial interests in the Fund, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are beneficial interests of a closed-end investment company as a condition of paying dividends on its common shares) ("1940 Act APS Asset Coverage"). If the Fund fails to maintain 1940 Act APS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the APS. See "Redemption" above.

The 1940 Act APS Asset Coverage immediately following the issuance of APS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the APS) computed using the Fund's net assets as of [ ], 2006 and assuming the Overallotment Common Shares and the APS had been issued as of such date will be as follows:

    Value of Fund assets less liabilities
             not constituting senior securities         $
    --------------------------------------------        -          =      %
    Senior securities representing indebtedness
    plus liquidation value of APS                       $

APS BASIC MAINTENANCE AMOUNT
The Fund intends that, so long as APS are outstanding, the composition of its portfolio will reflect guidelines established by Fitch and Moody's in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least AA/Aa from Fitch and Moody's. Fitch and Moody's, which are Rating Agencies, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by Fitch and Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred shares, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for Fitch and Moody's to issue the above-described ratings for APS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

The Fund intends to maintain a Discounted Value for its portfolio at least equal to the Fitch Basic Maintenance Amount and at least equal to 0.80 times the Moody's Basic Maintenance Amount. Both Fitch and Moody's have established guidelines for determining Discounted Value. These guidelines define eligible portfolio assets ("Fitch Eligible Assets" and "Moody's Eligible Assets"). To the extent any particular portfolio holding does not satisfy these guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value of the Fund's portfolio assets. The Fitch and Moody's guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio of the Fund at any time may vary depending upon the rating, diversification and other characteristics of eligible assets included in the portfolio, although it is not anticipated in the normal course of business that the value of such assets will exceed 20% of the Fund's total assets. The Fitch Basic Maintenance Amount and Moody's Basic Maintenance Amount include the sum of
(a) the aggregate liquidation preference of APS then outstanding and (b) certain accrued and projected payment obligations of the Fund.

Upon any failure to maintain the required aggregate Discounted Value, the Fund will seek to alter the composition of its portfolio to retain a Discounted Value at least equal to the Fitch Basic Maintenance Amount and at least 0.80 times the Moody's Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the APS will be subject to mandatory redemption. See "--Redemption" above.

The Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Fitch and Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency providing a rating for the APS, at any time, may change or withdraw any such rating. As set forth in the Amended By-Laws, the Fund's Board of Trustees, without Shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the Rating Agency guidelines, provided the Board of Trustees has obtained written confirmation from Fitch or Moody's that any such change would not impair the ratings then assigned by Fitch or Moody's to the APS as applicable.

As recently described by Fitch and Moody's, a preferred shares rating is an assessment of the capacity and willingness of an issuer to pay preferred shares obligations. The ratings on the APS are not recommendations to purchase, hold or sell APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the Rating Agency guidelines described above address the likelihood that a holder of APS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Fitch and Moody's by the Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a Rating Agency.

A Rating Agency's guidelines will apply to the Fund's APS only so long as such agency is rating such shares. The Fund will pay certain fees to each Rating Agency that rates the Fund's APS.

VOTING RIGHTS

Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, APS Shareholders of the Fund will be entitled to one vote per share on each matter submitted to a vote of Shareholders and will vote together with holders of Common Shares and other Preferred Shares of the Fund as a single class.

In connection with the election of the Fund's Trustees, APS Shareholders and any other Preferred Shares, voting as a separate class, shall be entitled at all times to elect two of the Fund's Trustees, and the remaining Trustees will be elected by holders of Common Shares and APS and any other Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding APS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any Preferred Shares are entitled, together with the APS Shareholders, to elect a majority of the Trustees of the Fund under the 1940 Act, then the number of Trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two Trustees elected exclusively by the APS Shareholders and any other holders of Preferred Shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of Shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the APS Shareholders and any other Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding APS and any other Preferred Shares for all past Dividend Periods, the additional voting rights of the APS Shareholders and any other holders of Preferred Shares as described above shall cease, and the terms of office of all of the additional Trustees elected by the APS Shareholders and any other holders of Preferred Shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the APS Shareholders and any other holders of Preferred Shares have the right to elect in any event) will terminate automatically.

The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to (i) authorize, create or issue any class or series of shares ranking prior to the APS or any other series of Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class of Preferred Shares which is substantially identical in all respects to the APS or
(ii) amend, alter or repeal the provisions of the Declaration of Trust or the Amended By-Laws, whether by merger, consolidation or otherwise, so as to affect adversely any of the contract rights expressly set forth in the Declaration of Trust or the Amended By-Laws of APS Shareholders or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a holder of shares of a series of APS differently than those of a holder of shares of any other series of APS without the affirmative vote of at least a majority of votes entitled to be cast by APS Shareholders of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Trustees, however, without Shareholder approval, may amend, alter or repeal any or all of the various Rating Agency guidelines described herein in the event the Fund receives confirmation from the Rating Agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS. Unless a higher percentage is provided for under "Certain provisions in the Declaration of Trust," the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment objectives, policies and risks." The class vote of APS Shareholders and any other holders of Preferred Shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and APS and any other Preferred Shares, voting together as a single class, necessary to authorize the action in question.

The foregoing voting provisions will not apply to the APS if, at or prior to the time when the act with respect to which such vote otherwise would be required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in Fund to effect such redemption.

The Auctions

GENERAL

APS Shareholders will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees of the Fund, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period at the rate per annum equal to the Applicable Rate for each such Dividend Period.

The provisions of the Amended By-Laws establishing the terms of the APS offered hereby will provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Amended By-Laws (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell the APS. The Amended By-Laws, which contain the Auction Procedures, are attached as Appendix B to the Fund's Statement of Additional Information. Each periodic operation of such procedures with respect to the APS is referred to hereinafter as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "Description of APS--Dividends and Dividend Periods-Determination of dividend rate."

AUCTION AGENT AGREEMENT
The Fund will enter into an agreement (the "Auction Agent Agreement") with Deutsche Bank Fund Company Americas ("Auction Agent" and together with any successor bank or Fund company or other entity entering into a similar agreement with the Fund, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the APS. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund may terminate the Auction Agent Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

In addition to serving as the Auction Agent, the Auction Agent will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the APS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions and will not be responsible for any evaluation or verification of any matters certified to it.

BROKER-DEALER AGREEMENTS
The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into agreements with [ ], [ ], [ ] and [ ] with respect to the Fund and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with [ ] may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period in shall be payable at the annual rate of [ ]% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and
(ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. Any Broker-Dealer submitting an Order for its own account in any Auction could have an advantage over other Potential Holders in that it would have knowledge of other Orders placed through it in that Auction. A Broker-Dealer would not, however, have knowledge of Orders submitted by other Broker-Dealers, if any. As a result of bidding by the Broker-Dealer in an Auction, the Applicable Rate may be higher or lower than the rate that would have prevailed had the Broker-Dealer not bid. A Broker-Dealer may also bid in an Auction in order to prevent what would otherwise be (1) a failed Auction, (2) an "all-hold" Auction, or (3) the implementation of an Applicable Rate that the Broker-Dealer believes, in its sole judgment, does not reflect the market for such securities at the time of the Auction. Broker-Dealers may, but are not obligated to, advise owners of APS that the rate that will apply in an "all-hold" Auction is often a lower rate than would apply if owners submit Bids, and such advice if given, may facilitate the submission of Bids by existing owners that would avoid the occurrence of an "all-hold" Auction. In the Broker-Dealer Agreements, the Broker-Dealers agree to handle customers' orders in accordance with their respective duties under applicable securities laws and rules.

SECURITIES DEPOSITORY
The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the APS. One or more registered certificates for all of the shares the APS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the APS contained in the Amended By-Laws. Cede & Co. initially will be the holder of record of all APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to APS
Shareholders will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Amended By-Laws set forth in Appendix C to the Fund's Statement of Additional Information.

AUCTION DATE
An Auction to determine the Applicable Rate for the APS offered hereby for each Dividend Period for such shares (other than the Initial Dividend Period therefor) will be held on the last Business Day preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date").

The Auction Date and the first day of the related Dividend Period (both of which must be Business Days) need not be consecutive calendar days. See "Description of APS--Dividends and Dividend Periods" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

ORDERS BY BENEFICIAL OWNER, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS On or prior to each Auction Date for the APS:

(a) each Beneficial Owner may submit to its Broker-Dealer by telephone orders ("Orders") with respect to the APS as follows:

(i) Hold Order--indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

(ii) Bid--indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

(iii) Sell Order--indicating the number of outstanding APS, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

(b) Broker-Dealers will contact customers who are Potential Beneficial Owners of APS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of APS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

In an Auction, a Beneficial Owner may submit different types of Orders with respect to APS then held by such Beneficial Owner, as well as Bids for additional APS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

For Subsequent Dividend Periods, APS will pay dividends based on a rate set at Auctions. The rate set at an Auction will not exceed the Maximum Applicable Rate. The Maximum Applicable Rate for the APS will be the higher of the Applicable Percentage of the Reference Rate or the "Applicable Spread Over the Reference Rate" (as defined in the Glossary at the end of this Prospectus and as more particularly described below). The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The
Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

The Maximum Applicable Rate for the APS will depend on the credit rating or ratings assigned to such shares. The Maximum Applicable Rate for any Dividend Period will be the higher of the Applicable Percentage of the Reference Rate or the Applicable Spread Over the Reference Rate. The Applicable Percentage of the Reference Rate or Applicable Spread Over the Reference Rate will be determined based on the credit rating assigned on such date to such shares by Fitch and Moody's (or if Fitch and Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) as follows:

         CREDIT RATINGS                                 APPLICABLE PERCENTAGE
--------------------------------                        OF THE REFERENCE RATE                  APPLICABLE
MOODY'S                    FITCH                        ---------------------           -----------------
-------                    -----                                                        SPREAD
                                                                                        ------
Aa                         AA                           %                               [   ] bps
Aa3 to Aa1                 AA-- to AA+                  %                               [   ] bps
A3 to A1                   A-- to A+                    %                               [   ] bps
Baa3 to Baa1               BBB-- to BBB+                %                               [   ] bps
Ba1 and lower              BB+ and lower                %                               [   ] bps

Assuming the Fund maintains an AA/Aa rating on the APS, the practical effect of the different methods used to calculate the Maximum Applicable Rate is shown in the table below:


                            MAXIMUM APPLICABLE RATE USING     MAXIMUM APPLICABLE RATE       METHOD USED TO
REFERENCE                   THE APPLICABLE PERCENTAGE OF THE  USING THE APPLICABLE SPREAD   DETERMINE THE
RATE                        REFERENCE RATE                    OVER THE REFERENCE RATE       MAXIMUM APPLICABLE RATE
---------                   ------------------                ---------------------------   -----------------------
         1%                 %                                 %                             Spread
         2%                 %                                 %                             Spread
         3%                 %                                 %                             Spread
         4%                 %                                 %                             Spread
         5%                 %                                 %                             Either
         6%                 %                                 %                             Percentage

Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any Auction. The Fund does not intend to establish any reserves for the payment of dividends.

There is no minimum Applicable Rate in respect of any Dividend Period.

The Fund will take all reasonable action necessary to enable Fitch and Moody's to provide a rating for the APS. If Fitch and Moody's shall not make such a rating available, the Adviser or their affiliates and successors, after consultation with the Fund and the Broker-Dealers, will select another Rating Agency (a "Substitute Rating Agency") to act as a Substitute Rating Agency.

Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and rejection of Submitted Bids and Submitted Sell Orders and allocation of shares."

Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. A Broker-Dealer also may hold APS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as an Existing Holder's failure to submit to its Broker-Dealer an Order in respect to APS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of results; settlement."

If one or more Orders covering in the aggregate all of the outstanding APS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Existing Holder or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period, which is not a Special Dividend Period, of [ ] days or less) and a Sell Order (in the case of an Auction relating to a Dividend Period of longer than [ ] days or any Special Dividend Period) to have been submitted by or on behalf of such Existing Holder covering the number of outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

If all of the outstanding APS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all the APS will be 90% of the Reference Rate on the date of the applicable Auction.

For the purposes of an Auction, the APS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in Fund or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "Description of APS--Redemption," will not be considered as outstanding and will not be included in such Auction. Pursuant to the Amended By-Laws of the Fund, the Fund will be prohibited from reissuing and its affiliates (other than the Underwriters) will be prohibited from transferring (other than to the Fund) any APS they may acquire. Neither the Fund nor any affiliate of the Fund (other than the Underwriters) may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer may submit an Order.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT
Prior to 1:30 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (0.001) of 1%. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding APS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

(i) any Hold Order will be considered valid up to and including the number of outstanding APS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding APS held by such Existing Holder;

(ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of outstanding APS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

(iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the number of APS subject to Hold Orders referred to in clause (i) above and the number of APS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of APS equal to such excess.

If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding APS over the number of outstanding APS subject to Submitted Hold Orders (such excess being referred to as the "Available APS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding APS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the available APS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for the APS then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the APS subject to such Submitted Sell Orders. See "--Acceptance and rejection of Submitted Bids and Submitted Sell Orders and allocation of shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES
Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round, the Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling or a Potential Holder purchasing, a number of shares of APS that is fewer than the number of shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. See the Fund's Amended By-Laws set forth in Appendix B to the Fund's Statement of Additional Information.

NOTIFICATION OF RESULTS; SETTLEMENT
The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related APS by telephone approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate.

In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction.
Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

The following is a simplified example of how a typical Auction works. Assume that the Fund has 1,000 outstanding APS and three Existing Holders. The three Existing Holders and three Potential Holders submit orders through Broker-Dealers at the Auction:

Existing Holder A           Owns 500 shares, wants to sell all 500 shares     Bid order of 2.10% rate for all 500 shares
                            if Applicable Rate is less than 2.10%
Existing Holder B           Owns 300 shares, wants to hold                    Hold Order--will take the Applicable Rate
Existing Holder C           Owns 200 shares, wants to sell all 200  shares    Bid order of 1.90% rate for all 200 shares
                            if Applicable Rate is less than 1.90%
Potential Holder D          Wants to buy 200 shares                           Places order to buy at or above 2.00%
Potential Holder E          Wants to buy 300 shares                           Places order to buy at or above 1.90%
Potential Holder F          Wants to buy 200 shares                           Places order to buy at or above 2.10%

The lowest dividend rate that will result in all 1,000 APS continuing to be held is 2.00% (the offer by D). Therefore, the Applicable Rate will be 2.00%. Existing Holders B and C will continue to own their shares. Existing Holder A will sell its shares because A's dividend rate bid was higher than the Applicable Rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Applicable Rate. Potential Holder F will not buy shares because its bid rate was above the Applicable Rate.

SECONDARY MARKET TRADING AND TRANSFER OF APS

The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (I.E., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling APS Shareholder may sell APS between Auctions at a price per share of less than $25,000.

Federal income tax matters

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a Shareholder of acquiring, holding and disposing  of the APS of the  Fund  as of the  date  of  this  Prospectus.  This discussion addresses only U.S. federal income tax consequences to U.S. Shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular Shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its Shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund has elected and intends to qualify each year for the special tax treatment afforded to regulated investment companies ("RICs") under the Code. As long as the Fund so qualifies, in any taxable year in which it distributes at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and net realized gains from certain hedging transactions) and certain other income, the Fund (but not its Shareholders) will not be subject to federal income tax to the extent that it distributes its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute substantially all of such income and gain each year.

The APS will constitute stock of the Fund, and distributions by the Fund with respect to its APS (other than distributions in redemption of APS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the APS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to APS Shareholders would constitute interest, would be included in full in the income of the recipient whether or not they exceeded the earnings and profits of the Fund, and would be taxed as ordinary income. Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund, believes that such a position, if asserted by the IRS, would be unlikely to prevail if the issue were properly litigated.

Distributions of any taxable net investment income and net short-term capital gain will generally be taxable as ordinary income. Distributions of the Fund's net capital gain, if any, will be taxable to Shareholders as long-term capital gains, regardless of the length of time they held their shares. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the Shareholder (assuming the shares are held as a capital asset).

Dividends and other distributions declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31 falls.

The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Accordingly, the Fund intends to designate a portion of its distributions as capital gain dividends in compliance with the IRS position.

Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of ordinary income, net capital gain and qualified dividend income among the Fund's Common Shares and APS will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain and qualified dividend income or other taxable income.

If at any time when APS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Description of APS--Dividends and Dividend Periods--Restrictions on dividends and other payments." Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its Shareholders of failing to qualify for treatment as a RIC. See "Description of APS--Redemption." There can be no assurance, however, that any such action would achieve that objective.

Certain of the Fund's investment practices are subject to special Code provisions that, among other things, may defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its Shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its Shareholders and each Shareholder (1) would be required to include in gross income, and treat as paid by such Shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such Shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its Shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

SALES OF APS

A selling Shareholder will generally recognize gain or loss in an amount equal to the difference between the Shareholder's adjusted tax basis in the Shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is
(i) the same as the maximum ordinary income tax rate in the case of gains recognized on the sale of capital assets held for one year or less or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (5% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (whether through the reinvestment of distributions, which could occur, for example, if the Shareholder is a participant in the Fund's dividend reinvestment plan or otherwise). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual Shareholders.

BACKUP WITHHOLDING

The Fund is required to withhold a percentage of all taxable dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate Shareholders who do not provide the Fund with a correct taxpayer identification number. Such withholding from taxable dividends and capital gain distributions is also required for such Shareholders who fail to provide certain certifications or otherwise are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a Shareholder may be refunded or credited against the Shareholder's U.S. federal income tax liability, provided that the required information is furnished to the IRS.

Description of capital structure

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated October 5, 2006 ("Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees of the Fund have authorized an unlimited number of shares of beneficial interest, par value $0.01 per share, all of which shares were initially classified as Common Shares. The Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. For a description of the APS, see "Description of APS." The following table shows the amount of (i) shares authorized, (ii) shares held by the Fund for its own account and (iii) shares outstanding, for each class of authorized securities of the Fund as of [ ], 2006.

                                                                                                 AMOUNT
                                                                                            OUTSTANDING
                                                                                          (EXCLUSIVE OF
                                                                        AMOUNT HELD BY   AMOUNT HELD BY
                                                                      FUND FOR ITS OWN    TRUST FOR ITS
                                                                                                    OWN
TITLE OF CLASS                                     AMOUNT AUTHORIZED           ACCOUNT         ACCOUNT)
--------------------------------------------------------------------------------------------------------
Common Shares................................           Unlimited          -0-                [       ]
Auction Preferred Shares
  Series A...................................           [       ]          -0-                   -0-

Holders of Common Shares are entitled to share equally in dividends declared by a Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares, including the APS. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Shareholders are not liable for any liabilities of the Fund, permits inclusion of a clause to that effect in every agreement entered into by the Fund and in coordination with the Fund's By-Laws indemnifies Shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust and the Fund's By-Laws described in the foregoing sentence make the likelihood of such personal liability remote.

Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding APS or other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of APS--Voting rights."

Shareholders are entitled to one vote for each share held. The Common Shares, APS and any other Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Common Shares, APS and any other Preferred Shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining Common Shares, APS and any other Preferred Shares will not be able to elect any of such Trustees.

So long as any APS or any other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a Rating Agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of APS--Dividends and Dividend Periods--Restrictions on dividends and other payments."

The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its Shareholders.

The Common Shares of the Fund commenced trading on the NYSE on May 31, 2006. As of [ ], 2006, the net asset value per share of Common Shares and the closing price per share of Common Shares on the NYSE were $[ ], and $[ ], respectively.

PREFERRED SHARES

Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive rights to purchase any APS or any other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the APS will equal its original purchase price per share plus accumulated dividends per share.

Certain provisions of the Declaration of Trust

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, and could have the effect of depriving holders of Common Shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of holders of Common Shares and Preferred Shares. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and is entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of holders of Common Shares and Preferred Shares generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund's then outstanding Common Shares and Preferred Shares, each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and Preferred Shares, voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders. Conversion of the Fund to an open-end investment company also would require the redemption of any outstanding Preferred Shares, including the APS, and could require the repayment of borrowings. The Board believes that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end investment company.

Underwriting

The underwriters named below (the "Underwriters"), acting through [ ], as lead manager and [ ], [ ], and [ ] as their representatives (together with the lead manager, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Trust and the Adviser, to purchase from the Fund the number of APS set forth below their respective names. The Underwriters are committed to purchase and pay for all of the Fund's APS if any are purchased.

UNDERWRITERS                                                                                       Number of shares
-------------------------------------------------------------------------------------------------------------------
[              ].................................................................
[              ].................................................................
[              ].................................................................
[              ].................................................................
   Total.........................................................................

The Underwriters have advised the Fund that they propose initially to offer the APS of the Fund to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in excess of $[ ] per share. The Underwriters may allow, and such dealers may reallow, a discount not in excess of $[ ] per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any APS purchased on or before [ ], 2006.

The Underwriters (or their affiliates) will act in Auctions as Broker-Dealers as set forth under "The Auctions--General--Broker-Dealer Agreements" and will be entitled to fees for services as Broker-Dealers as set forth therein. The Underwriters also may provide information to be used in ascertaining the Reference Rate.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be principal underwriters of the Fund under the 1940 Act and, subject to certain conditions, may act as such brokers while they are principal underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities including liabilities under the Securities Act of 1933, as amended.

ADDITIONAL COMPENSATION AND OTHER RELATIONSHIPS

[TO BE COMPLETED]

Custodian and transfer agent

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116 is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. IBT maintains the Fund's general ledger and computes net asset value per share at least weekly. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund's investments and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027 is the transfer agent and dividend disbursing agent of the Fund.

Legal opinions

Certain legal  matters in connection  with the Common Shares will be passed upon
for  the  Fund  by  Kirkpatrick  &  Lockhart   Nicholson   Graham  LLP,  Boston,
Massachusetts, and for the Underwriters by [ ].

Independent registered public accounting firm

Deloitte & Touche, LLP, Boston, Massachusetts, are the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.

Additional information

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-225-6265.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

Table of contents for the
Statement of Additional Information

Additional investment information and restrictions............................
Trustees and officers.........................................................
Investment advisory and other services........................................
Determination of net asset value..............................................
Portfolio trading.............................................................
Taxes.........................................................................
Other information.............................................................
Independent registered public accounting firm.................................
Independent registered public accounting firm report..........................
Financial statements..........................................................
Appendix A: Ratings...........................................................
Appendix B: Proxy voting policy and procedures................................
Appendix C: Amended By-Laws...................................................

The Fund's privacy policy

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

o Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

o None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

o Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

o We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (I.E., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For  more   information   about  Eaton  Vance's  Privacy  Policy,   please  call
1-800-262-1122.

Glossary

"7-Day Dividend Period" means a Dividend Period consisting of 7 days.

"1940 Act" means the Investment Company Act of 1940, as amended from time to time.

"1940 Act APS Asset Coverage" has the meaning set forth on page [ ] of this Prospectus.

"1940 Act Cure Date" has the meaning set forth on page [  ] of this Prospectus.

"Additional Dividends" has the meaning set forth on page [ ] of this Prospectus.

"Adviser" means Eaton Vance Management.

"Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more APS or on behalf of a Potential Beneficial Owner.

"Amended By-Laws" means the By-laws of the Fund, as amended [ ], specifying the powers, preferences and rights of the APS. The Fund's Amended By-Laws are contained in Appendix B to the Fund's Statement of Additional Information.

"Applicable Percentage of the Reference Rate" has the meaning set forth on page [ ] and [ ] of this Prospectus.

"Applicable Rate" means the rate per annum at which cash dividends are payable on APS for any Dividend Period.

"Applicable Spread" has the meaning set forth on page [ ] of this Prospectus.

"Applicable Spread Over the Reference Rate" means the rate equaling the sum of the Applicable Spread plus the Reference Rate.

"APS" means the Auction Preferred Shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

"APS Basic Maintenance Cure Date" has the meaning set forth on page [ ] of this Prospectus.

"APS Shareholders" has the meaning set forth on the inside cover page of this Prospectus.

"Auction" means a periodic operation of the Auction Procedures.

"Auction Agent" means Deutsche Bank Fund Company Americas, unless and until another commercial bank, Fund company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with each to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

"Auction Agent Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Date" has the meaning set forth on page [ ] of this Prospectus.

"Auction  Procedures" means the procedures for conducting  Auctions set forth in
Section 10 of Article VII of the Fund's Amended By-Laws contained in Appendix B to the Fund's Statement of Additional Information.

"Available APS" has the meaning specified in Paragraph 10(d)(i) of the Auction Procedures.

"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of APS or a Broker-Dealer that holds APS for its own account.

"Bid"  has  the  meaning  specified  in  Subsection   10(b)(i)  of  the  Auction
Procedures.

"Bidder" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

"Board of Trustees" or "Board" means the Board of Trustees of the Fund.

"Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

"Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

"Cede & Co." means the nominee of DTC, and in whose name the shares of APS initially will be registered.

"Code" means the Internal Revenue Code of 1986, as amended.

"Common Shares" means the common shares of beneficial interest, par value $0.01 per share, of the Fund.

"Date of Original Issue" means, with respect to the APS, the date on which such share first is issued by the Fund.

"Declaration of Trust" means the Agreement and Declaration of Trust of the Fund.

"Discounted Value" of any asset of each means with respect to a Fitch Eligible Asset and Moody's Eligible Asset, the quotient of the market value thereof divided by the applicable Fitch Discount Factor and Moody's Discount Factor.

"Dividend Change Response" has the meaning set forth on page [ ] of this Prospectus.

"Dividend Payment Date" has the meaning set forth on page [ ] of this Prospectus.

"Dividend Periods" has the meaning set forth on page [ ] of this Prospectus.

"DTC" means The Depository Fund Company.

"Eligible Assets" means Fitch Eligible Assets and Moody's Eligible Assets.

"Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of APS in the records of the Auction Agent.

"Fitch" means Fitch Ratings or its successors.

"Fitch Basic Maintenance Amount" has the meaning set forth on page [ ] of this Prospectus.

"Fitch Eligible Assets" has the meaning set forth on page [ ] of this Prospectus.

"Fund" means Eaton Vance Floating-Rate Income Fund, a Massachusetts business Fund that is the issuer of APS.

"Hold Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

"IBT" means Investors Bank & Fund Company, the custodian of the Fund's assets.

"Initial Dividend Payment Date" has the meaning set forth on the inside cover page of this Prospectus.

"Initial Dividend Period" means, with respect to the APS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date of the APS.

"IRS" means the Internal Revenue Service.

"LIBOR" means the London Interbank Offered Rate.

"LIBOR Rate" has the meaning specified in Subsection 1(a) of Article VII of the Fund's Amended By-Laws contained in Appendix B to the Fund's Statement of Additional Information.

"Long-Term Dividend Period" has the meaning set forth on page [ ] of this Prospectus.

"Mandatory Redemption Price" has the meaning set forth on page [ ] of this Prospectus.

"Maximum Applicable Rate" has the meaning specified under "The Auctions--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Moody's" means Moody's Investors Service, Inc. or its successors.

"Moody's Basic Maintenance Amount" has the meaning set forth on page [ ] of this Prospectus.

"Moody's Eligible Assets" has the meaning set forth on page [ ] of this Prospectus.

"Non-Call  Period"  has  the  meaning  set  forth  under  "Specific   Redemption
Provisions" below.

"Non-Payment Period" has the meaning set forth on page [ ] of this Prospectus.

"Non-Payment Period Rate" has the meaning set forth on page [ ] of this Prospectus.

"Notice of Change in Dividend Period" has the meaning set forth on page [ ] of this Prospectus.

"Notice of Revocation" has the meaning set forth on page [ ] of this Prospectus.

"Notice of Revocation of Dividend Change" has the meaning set forth on page [ ] of this Prospectus.

"Notice of Special Dividend Period" has the meaning set forth on page [ ] of this Prospectus.

"Optional Redemption Price" has the meaning set forth on page [ ] of this Prospectus.

"Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

"Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional APS.

"Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional APS).

"Preferred Shares" means preferred shares of beneficial interest, par value $0.01 per share, of the Fund.

"Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

"Rating Agencies" has the meaning set forth on page [ ] of this Prospectus.

"Reference Rate" means (i) with respect to a Dividend Period having 364 or fewer days, the applicable LIBOR Rate and (ii) with respect to a Dividend Period having 365 or more days, the applicable U.S. Treasury Note Rate.

"Request for Change in Dividend Period" has the meaning set forth on page [ ] of this Prospectus.

"Request for Special Dividend Period" has the meaning set forth on page [ ] and [ ] of this Prospectus.

"Response" has the meaning set forth on page [ ] of this Prospectus.

"S&P" means Standard & Poor's, or its successors.

"Securities Depository" means The Depository Fund Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

"Sell Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

"Shareholder" means holders of Common Shares or Preferred Shares of the Fund.

"Shares" means Common Shares and/or APS.

"Short-Term Dividend Period" has the meaning set forth on page [ ] this Prospectus.

"Special Dividend Period" has the meaning set forth on page [ ] of this Prospectus.

"Specific  Redemption  Provisions"  means,  with  respect to a Special  Dividend
Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and
(ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Fund after consultation with the Auction Agent and the Broker-Dealers.

"Submission Deadline" has the meaning specified in Subsection 10(a)(x) of the Auction Procedures.

"Submitted Bid" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Submitted Hold Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Submitted Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Submitted Sell Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

"Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by the Adviser, or its respective affiliates and successors, after consultation with the Fund and the Broker-Dealers, to act as a substitute Rating Agency or substitute Rating Agencies, as the case may be, to determine the credit ratings of the APS.

"Sufficient Clearing Bids" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

"Transitional Dividend Period" has the meaning set forth on page [ ] of this Prospectus.

"U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. government securities dealers selected by the Auction Agent.

"Valuation Date" means, for purposes of determining whether the Fund is maintaining the APS Basic Maintenance Amount, each Business Day commencing with [ ], 2006.

"Winning Bid Rate" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

                               [EATON VANCE LOGO]

                       SUBJECT TO COMPLETION June 5, 2006

STATEMENT OF ADDITIONAL INFORMATION
                            , 2006

EATON VANCE CREDIT OPPORTUNITIES FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MASSACHUSETTS 02109
(800) 225-6265

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Additional investment information and restrictions.........................
Trustees and officers......................................................
Investment advisory and other services.....................................
Determination of net asset value...........................................
Portfolio trading..........................................................
Taxes......................................................................
Other information..........................................................
Independent registered public accounting firm..............................
Independent registered public accounting firm report.......................
Financial statements.......................................................
Appendix A: Ratings........................................................  A-
Appendix B: Proxy voting policy and procedures.............................  B-
Appendix C: Amended By-Laws................................................  C-


     THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE CREDIT OPPORTUNITIES FUND (THE "FUND") DATED , 2006, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-225-6265.

     THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund's Prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Eaton Vance may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund's investment objectives.

SENIOR LOANS

A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans to corporations and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund typically purchases "Assignments" from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Fund also may invest in "Participations." Participations by the Fund in a Loan Investor's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The effect of industry characteristics and market compositions may be more pronounced. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

LOAN COLLATERAL

In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including, but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

CERTAIN FEES PAID TO THE FUND

In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include amendment fees.

BORROWER COVENANTS

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower to monitor the Borrower's compliance with covenants may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

ADMINISTRATION OF LOANS

In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

PREPAYMENTS

Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Fund typically is able to reinvest prepayments in other Senior Loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

OTHER INFORMATION REGARDING SENIOR LOANS

From time to time, the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

The Fund may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan.

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund's purchase of a Senior Loan. The Fund may also acquire equity securities or debt securities (including non-dollar-denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the Adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund's investment policies.

REGULATORY CHANGES

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

CREDIT QUALITY

Many of the Loans in which the Fund may invest are of below investment grade credit quality. Accordingly, these Loans are subject to similar or identical risks and other characteristics described below in relation to Non-Investment Grade Bonds.

NON-INVESTMENT GRADE BONDS

Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bonds prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Eaton Vance seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Common Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market. When secondary markets for non-investment grade bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on Eaton Vance's research and analysis when investing in non-investment grade bonds. Eaton Vance seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by S&P, Fitch and Moody's is set forth in Appendix A to this Statement of Additional Information. Such ratings represent these rating organizations' opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Eaton Vance does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

In the event that a rating agency or Eaton Vance downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Eaton Vance may consider such factors as Eaton Vance's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

CERTAIN BOND FEATURES

Fixed-rate Bonds may have a demand feature allowing the holder to redeem the Bonds at specified times. These Bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since they may be retained if interest rates decline. Acquiring these kinds of Bonds provides the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the Bond, it will not be assigned any separate value.

Certain securities may permit the issuer at its option to "call," or redeem, the securities. If an issuer were to redeem securities during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security's market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. Credit quality in the high yield, high risk bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. In addition to lower rated securities, the Fund also may invest in higher rated securities. For a description of corporate bond ratings, see Appendix A.

ZERO COUPON BONDS

Zero coupon Bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash and the Fund is required to distribute its income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

INDEXED SECURITIES AND DERIVATIVES

The Fund may invest in indexed securities, structured notes and derivatives based on indices or financial indicators. Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to inflation, other securities, securities indices, currencies or other financial indicators such as economic statistics and pre-payment rates. Various indices or financial indicators may also be invested in through the use of derivative instruments. Inflation-indexed securities, for example, typically provide for a maturity value that depends on the rate of inflation, resulting in a security whose price tends to rise and fall together with the rate of inflation. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a short position in the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

SHORT SALES

The Fund may utilize short sales for investment and risk management. A short sale is affected by selling a security which the Fund does not own, or, if the Fund does own the security, is not to be delivered upon consummation of the sale. If the price of the security in the short sale decreases, the Fund will realize a profit to the extent that the short sale price for the security exceeds the market price. If the price of the security increases, the Fund will realize a loss to the extent that the market price exceeds the short sale price. Selling securities short runs the risk of losing an amount greater than the initial investment therein.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Adviser is under no obligation to utilize shorts at all.

FOREIGN INVESTMENTS

The Fund may have exposure to foreign securities. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

OPTIONS

Call options may be purchased to provide exposure to increases in the market (e.g., with respect to temporary cash positions) or to hedge against an increase in the price of securities or other investments that the Fund intends to purchase or has sold short. Similarly, put options may be purchased for speculative purposes or to hedge against a decrease in the market generally or in the price of securities or other investments held by the Fund. Buying options may reduce the Fund's returns, but by no more than the amount of the premiums paid for the options.

The Fund may write covered and uncovered call options (i.e., where the Fund owns the security or other investment that is subject to the call) to enhance returns when the Adviser perceives that the option premium offered is in excess of the premium that the Adviser would expect to be offered under existing market conditions, or if the exercise price of the option is in excess of the price that the Adviser expects the security or other underlying investment to reach during the life of the option. Writing covered call options may limit the Fund's gain on portfolio investments if the option is exercised because the Fund will have to sell the underlying investments below the current market price. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

SHORT-TERM TRADING

Securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed income securities or changes in the investment objectives of investors.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

(1) Borrow money, except as permitted by the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

(2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loans, loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(8) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

(9) Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

In regard to restriction (5)(c), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.

For purposes of construing restriction (9), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.

The Fund has adopted the following nonfundamental investment policy which may be changed by the Board without approval of the Fund's shareholders. Upon the Board's approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policy limitation set forth above and any restrictive covenants under a credit facility agreement.

TRUSTEES AND OFFICERS

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "independent Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                              TERM OF OFFICE                             FUND COMPLEX            OTHER
      NAME AND            POSITION(S)           AND LENGTH    PRINCIPAL OCCUPATION(S)    OVERSEEN BY         DIRECTORSHIPS
    DATE OF BIRTH        WITH THE FUND          OF SERVICE    DURING PAST FIVE YEARS     TRUSTEE(1)              HELD
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
James B. Hawkes        Trustee(2) and      Since 10/5/05                                     162          Director of EVC
11/9/41                Vice President      Three Years        Chairman   and   Chief
                                                              Executive  Officer  of
                                                              BMR, Eaton Vance,  EVC
                                                              and  EV;  Director  of
                                                              EV; Vice President and
                                                              Director   of   EVD.
                                                              Trustee and/or officer
                                                              of   162    registered
                                                              investment   companies
                                                              in  the  Eaton  Vance
                                                              Fund   Complex.   Mr.
                                                              Hawkes   is   an
                                                              interested  person
                                                              because  of     his
                                                              positions   with  BMR,
                                                              Eaton  Vance,  EVC and
                                                              EV,      which     are
                                                              affiliates    of   the
                                                              Fund.

Independent Trustees                                          Roy  and  Elizabeth
Benjamin C. Esty       Trustee(2)          Since 10/14/05     Simmons  Professor  of         162          None
1/2/63                                     Three Years        Business Administration,
                                                              Harvard   University
                                                              Graduate   School   of
                                                              Business Administration
                                                              (since 2003). Formerly
                                                              Associate   Professor,
                                                              Harvard     University
                                                              Graduate   School   of
                                                              Business Administration
                                                              (2000-2003).

Samuel L. Hayes, III   Chairman of         Chairman of        Jacob H. Schiff                162          Director of Tiffany
2/23/35                the Board and       the Board and      Professor of                                & Co. (specialty
                       Trustee(2)          Trustee since      Investment Banking                          retailer)
                                                              Emeritus, Harvard
                                                              University Graduate
                                                              School of Business
                                                              Administration.
                                                              Director of Yakima
                                                              retailer) 10/14/05
                                                              Three Products, Inc.
                                                              (manufacturer of
                                                              automotive Years
                                                              accessories) (since
                                                              2001) and Director of
                                                              Telect, Inc.
                                                              (telecommunication
                                                              services company)
                                                              (since 2000).

William H. Park        Trustee(3)          Since 10/14/05     Vice Chairman,                 162          None
9/19/47                                    Three Years        Commercial Industrial
                                                              Finance Corp.
                                                              (specialty finance
                                                              company) (since 2005).
                                                              Formerly, President
                                                              and Chief Executive
                                                              Officer, Prizm Capital
                                                              Management, LLC
                                                              (investment management
                                                              firm) (2002-2005),
                                                              Executive Vice
                                                              President and Chief
                                                              Financial Officer,
                                                              United Asset
                                                              Management Corporation
                                                              (a holding company
                                                              owning institutional
                                                              investment management
                                                              firms (1982-2001).

Ronald A. Pearlman     Trustee(3)          Since 10/14/05     Professor of Law,              162          None
7/10/40                                    Three Years        Georgetown University
                                                              Law Center (since
                                                              1999).


Norton A. Reamer       Trustee(4)          Since 10/14/05     President, Chief               162          None
9/21/35                                    Three Years        Executive Officer and
                                                              a Director of Asset
                                                              Management Finance
                                                              Corp. (a specialty
                                                              finance company
                                                              serving the investment
                                                              management industry)
                                                              (since October 2003).
                                                              President, Unicorn
                                                              Corporation (an
                                                              investment and
                                                              financial services
                                                              company) (since
                                                              September
                                                              2000).Formerly,
                                                              Chairman and Chief
                                                              Operating Officer,
                                                              Hellman, Jordan
                                                              Management Co., Inc.
                                                              (an investment
                                                              management company)
                                                              (2000-2003). Formerly,
                                                              Advisory Director of
                                                              Berkshire Capital
                                                              Corporation
                                                              (investment banking
                                                              firm) (2002-2003).

Lynn A. Stout          Trustee(4)          Since 10/14/05     Professor of Law,              162          None
9/14/57                                    Three Years        University of
                                                              California at Los
                                                              Angeles School of Law
                                                              (since July 2001).
                                                              Formerly, Professor of
                                                              Law, Georgetown
                                                              University Law Center.

Ralph F. Verni         Trustee(4)          Since 10/14/05     Consultant and private         162          Director of W.P.
1/26/43                                    Three Years        investor (since 2000).                      Carey & Company LLC
                                                                                                          (manager of real
                                                                                                          estate investment
                                                                                                          trusts)


----------

(1) INCLUDES BOTH MASTER AND FEEDER FUNDS IN MASTER-FEEDER STRUCTURE.

(2) CLASS I TRUSTEES WHOSE TERM EXPIRES IN 2007.

(3) CLASS II TRUSTEES WHOSE TERM EXPIRES IN 2008.

(4) CLASS III TRUSTEES WHOSE TERM EXPIRES IN 2009.

 PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                          TERM OF OFFICE
                                        POSITION(S)         AND LENGTH
     NAME AND DATE OF BIRTH            WITH THE FUND        OF SERVICE          PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Scott H. Page                    President and          Since 10/5/05           Vice President of Eaton Vance and BMR. Officer
11/30/59                         Chief Executive                                of 14 registered investment companies managed
                                 Officer                                        by Eaton Vance or BMR.

Thomas E. Faust Jr.              Vice President         Since 10/5/05           President of EVC, Eaton Vance, BMR and EV, and
5/31/58                                                                         Director of EVC. Chief Investment Officer of
                                                                                EVC, Eaton Vance and BMR. Officer of 66
                                                                                registered investment companies and 5 private
                                                                                investment companies managed by Eaton Vance or
                                                                                BMR.

Payson F. Swaffield              Vice President         Since 10/5/05           Vice President of Eaton Vance and BMR. Officer
8/13/56                                                                         of 14 registered investment companies managed
                                                                                by Eaton Vance or BMR.

Michael W. Weilheimer            Vice President         Since 10/5/05           Vice President of Eaton Vance and BMR. Officer
2/11/61                                                                         of 9 registered investment companies managed
                                                                                by Eaton Vance or BMR.

Barbara E. Campbell              Treasurer and          Since 10/5/05           Vice President of BMR and Eaton Vance. Officer
6/19/57                          Principal                                      of 162 registered investment companies managed
                                 Financial and                                  by Eaton Vance or BMR.
                                 Accounting Officer

Paul M. O'Neil                   Chief Compliance       Since 10/5/05           Vice President of Eaton Vance and BMR. Officer
7/11/53                          Officer                                        of 162 registered investment companies managed
                                                                                by Eaton Vance or BMR.


The Board of Trustees of the Fund has several standing Committees, including the Governance Committee, the Audit Committee, and the Special Committee. Each such Committee is comprised of only independent Trustees.

Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Fund. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of independent Trustees and a Chairperson of the Board of Trustees and compensation of such persons.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for independent Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate including evidence the candidate is willing to serve as an independent Trustee if selected for the position and is received in a sufficiently timely manner.

Messrs. Reamer (Chair), Hayes, Park and Verni are members of the Audit Committee of the Board of Trustees of the Fund. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each an independent Trustee, as audit committee financial experts.

The Audit Committee's purposes are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of the Fund.

Messrs. Hayes (Chair), Esty, Park, Pearlman and Reamer are currently members of the Special Committee of the Board of Trustees of the Fund. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any of the Fund service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, or investors therein; and (iii) any other matter appropriate for review by the independent Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund.

As of the date of this SAI, the Governance Committee has met [four] times, the Audit Committee has met [three] times and the Special Committee has met [eight] times.

When considering approval of the Advisory Agreement between the Fund and the Adviser, the Special Committee considered, among other things, the following:

>> A report comparing the fees and expenses of the Fund and certain profitability analyses prepared by Eaton Vance;

>>       Information on the relevant peer group(s) of funds;

>> The economic outlook and the general investment outlook in the relevant investment markets;

>>       Eaton  Vance's   results  and  financial   condition  and  the  overall
         organization of the Adviser;

>>       Arrangements regarding the distribution of Fund shares;

>>       The procedures used to determine the fair value of the Fund's assets;

>> The allocation of brokerage and the benefits received by the Adviser as the result of brokerage allocation, including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

>> Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

>> The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

>> The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates;

>> The terms of the Advisory Agreement, and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein;

>> Operating expenses (including transfer agency expenses) to be paid to third parties; and

>>       Information   to  be  provided  to  investors,   including  the  Fund's
         shareholders.

In evaluating the Advisory Agreement between the Fund and Eaton Vance, the Special Committee reviewed material furnished by Eaton Vance at the initial Board meeting held on October 17, 2005, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at Eaton Vance were appropriate to fulfill effectively the duties of the Adviser on behalf of the Fund. The Special Committee also considered the business reputation of the Adviser, its financial resources and professional liability insurance coverage and concluded that Eaton Vance would be able to meet any reasonably foreseeable obligations under the Advisory Agreement.

The Special Committee received information concerning the investment philosophy and investment process to be applied by Eaton Vance in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel, including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

In addition to the factors mentioned above, the Special Committee also reviewed the level of the Adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The Special Committee considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The Special Committee also considered profit margins of Eaton Vance in comparison with available industry data. In addition, the Special Committee considered the fiduciary duty assumed by the Adviser in connection with the service rendered to the Fund and the business reputation of the Adviser, its financial resources and its professional liability insurance coverage.

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement. Nor are the items described herein all encompassing of the matters considered by the Special Committee. In assessing the information provided by Eaton Vance, and their affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Special Committee concluded that the approval of the Advisory Agreement, including the fee structure (described herein) is in the interests of shareholders. The Special Committee also considered that the Adviser would enter into a Structuring Fee Agreement with UBS Securities LLC, whereby the Adviser (and not the Fund) would pay UBS Securities LLC for advice relating to the structure and design of the Fund and the organization of the Fund as well as services related to the sale and distribution of the Fund's shares..

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 2005.

                                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                      DOLLAR RANGE OF      SECURITIES OWNED IN ALL REGISTERED
                                                     EQUITY SECURITIES      FUNDS OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE                                      OWNED IN THE FUND          EATON VANCE FUND COMPLEX
-------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
James B. Hawkes............................               None                       over $100,000
INDEPENDENT TRUSTEES
Benjamin C. Esty...........................               None                     $50,001 - $100,000
Samuel L. Hayes, III.......................               None                       over $100,000
William H. Park............................               None                       over $100,000
Ronald A. Pearlman.........................               None                       over $100,000
Norton H. Reamer...........................               None                       over $100,000
Lynn A. Stout..............................               None                       over $100,000*
Ralph F. Verni.............................               None                       over $100,000*
----------

* INCLUDES SHARES WHICH MAY BE DEEMED TO BE BENEFICIALLY OWNED THROUGH THE TRUSTEE DEFERRED COMPENSATION PLAN.

As of December 31, 2005, no independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD.

During the calendar years ended December 31, 2004 and December 31, 2005, no independent Trustee (or their immediate family members) had:

1. Any direct or indirect interest in Eaton Vance, EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD;

2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above; or

3. Any direct or indirect relationship with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, or; (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2004 and December 31, 2005 no officer of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD, served on the Board of Directors of a company where an independent Trustee of the Fund or any of their immediate family members served as an officer.

Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his or her deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

The fees and expenses of the Trustees of the Fund are paid by the Fund. (A Trustee of the Fund who is a member of the Eaton Vance organization receives no compensation from the Fund.) For the Fund's fiscal year ending April 30, 2007, it is anticipated that the Trustees of the Fund will earn the following compensation in their capacities as Trustees. For the year ended December 31, 2005, the Trustees earned the compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance fund complex(1).


SOURCE OF
COMPENSATION OF
INDEPENDENT               BENJAMIN C.     SAMUEL L.    WILLIAM H.    RONALD A.    NORTON H.     LYNN A.      RALPH F.
TRUSTEES                    ESTY**       HAYES, III       PARK       PEARLMAN      REAMER        STOUT        VERNI**
--------------------------------------------------------------------------------------------------------------------------
Fund*................      $   1,254   $    2,035   $   1,215(2)   $   1,209   $    1,285  $    1,282(3)    $   1,246(4)
Fund Complex(1)......      $ 180,000   $  271,248   $ 180,000(5)   $ 180,000   $  190,000  $  190,000(6)    $ 180,000(7)
----------

*    ESTIMATED

** MSSERS. ESTY AND VERNI WERE ELECTED ON APRIL 29, 2005 AND THUS THE COMPENSATION FIGURES LISTED FOR THE FUND COMPLEX REFLECT AMOUNTS THEY WOULD HAVE RECEIVED IF THEY HAD BEEN TRUSTEES FOR THE FULL CALENDAR YEAR.

(1) AS OF APRIL 28, 2006, THE EATON VANCE FUND COMPLEX CONSISTED OF 162 REGISTERED INVESTMENT COMPANIES OR SERIES THEREOF.

(2)  INCLUDES $1,215 OF DEFERRED COMPENSATION.

(3)  INCLUDES $355 OF DEFERRED COMPENSATION.

(4)  INCLUDES $623 OF DEFERRED COMPENSATION.

(5)  INCLUDES $141,806 OF DEFERRED COMPENSATION.

(6)  INCLUDES $45,000 OF DEFERRED COMPENSATION.

(7)  INCLUDES $60,000 OF DEFERRED COMPENSATION.

PROXY VOTING POLICY. The Fund is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser's proxy voting policies and procedures (the "Policies") which are attached as Appendix B to this SAI. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund, except as contemplated under the Fund Policy. The Board's Special Committee will instruct the Adviser on the appropriate course of action. The Fund's and the Adviser's Proxy Voting Policies and Procedures are attached as Appendix B to this SAI.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2005 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities. The equity group covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or
Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws; stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

The Advisory Agreement with the Adviser continues in effect to October 17, 2007 and from year to year so long as such continuance is approved at least annually
(i) by the vote of a majority of the independent Trustees of the Fund or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 0.75% of the average daily gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed. Eaton Vance has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of average daily total assets of the Fund for the first 5 full years of the Fund's operations, 0.15% of average daily total assets of the Fund in year 6, 0.10% in year 7 and 0.05% in year 8. For this purpose, total assets shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed. Without the reimbursement, total net annual expenses would be estimated to be 2.28% of average daily net assets (or, assuming no issuance of preferred shares or borrowings, 0.94% of average daily net assets) attributable to Common Shares. Eaton Vance may voluntarily reimburse additional fees and expenses but is under no obligation to do so. Any such voluntary reimbursements may be terminated at any time.

Eaton Vance is a business trust organized under Massachusetts law. EV serves as trustee of Eaton Vance. Eaton Vance and EV are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., Ann E. Berman, John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Dorothy E. Puhy and Winthrop H. Smith, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Cynthia J. Clemson, Alan R. Dynner, Michael R. Mach, Robert B. Macintosh, Thomas M.
Metzold, Scott H. Page, Duncan W. Richardson, G. West Saltonstall, Judith A. Saryan, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting

Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization," all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

Portfolio Managers. The portfolio managers of the Fund are Scott H. Page, Payson
F. Swaffield, and Michael Weilheimer. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following tables show, as of March 31, 2006, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                                                                           NUMBER OF      TOTAL ASSETS
                                                                                           ACCOUNTS        OF ACCOUNTS
                                                            NUMBER                         PAYING A         PAYING A
                                                              OF       TOTAL ASSETS OF    PERFORMANCE      PERFORMANCE
                                                           ACCOUNTS       ACCOUNTS*           FEE             FEE*
-----------------------------------------------------------------------------------------------------------------------
SCOTT H. PAGE
Registered Investment Companies**.....................        12       $    14,028.1           0          $          0
Other Pooled Investment Vehicles......................         5       $     2,953.3           4          $    1,191.4
Other Accounts........................................         3       $     2,484.6           0          $          0
PAYSON F. SWAFFIELD
Registered Investment Companies**.....................        12       $    14,028.1           0          $          0
Other Pooled Investment Vehicles......................         5       $     2,953.3           4          $    1,191.4
Other Accounts........................................         3       $     2,484.6           0          $          0
MICHAEL WEILHEIMER
Registered Investment Companies**.....................         5       $     8,500.7           0          $          0
Other Pooled Investment Vehicles......................         0       $            0          0          $          0
Other Accounts........................................         7       $       644.8           0          $          0

----------

*    IN MILLIONS OF DOLLARS.

** FOR REGISTERED INVESTMENT COMPANIES, ASSETS REPRESENT NET ASSETS OF ALL OPEN-END INVESTMENT COMPANIES AND GROSS ASSETS OF ALL CLOSED-END INVESTMENT COMPANIES.

None of the portfolio managers beneficially owned shares of the Fund as of the date of this SAI. As of December 31, 2005, Scott Page and Michael Weilheimer each beneficially owned over $1,000,000 and Payson Swaffield beneficially owned between $500,000-$1,000,000 of funds in the Eaton Vance Fund Complex.

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts for which the Fund manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

COMPENSATION STRUCTURE. Compensation of the Adviser's portfolio managers and other investment professionals has three primary components: (1) a base salary,
(2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The Adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the Adviser's employees. Compensation of the Adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

METHOD TO DETERMINE COMPENSATION. The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, emphasis is normally placed on three-year performance, with consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

CODE OF ETHICS

The Adviser and the Fund have adopted a Code of Ethics governing personal securities transactions. Under the Code of Ethics, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

INVESTMENT ADVISORY SERVICES

Under the general supervision of the Fund's Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

ADMINISTRATIVE SERVICES

Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees and shareholders' meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Fund's business.

DETERMINATION OF NET ASSET VALUE

The net asset value per Common Share of the Fund is determined no less frequently than weekly, generally on the last day of the week that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per Common Share is determined by IBT, in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding.

The Trustees of the Fund have established the following procedures for fair valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices.

The Adviser and the Valuation Committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. In determining the fair value of a debt security, the Adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt securities and the market environment and investor attitudes towards the debt security and interests in similar debt securities;
(v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the debt security; and (vi) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Adviser's Valuation Committee and the Fund's Trustees.

The Adviser uses an independent pricing service to value most loans, and other debt securities at their market value. The Adviser may use the fair value method to value loans or other securities if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

The Trustees have approved and monitor the procedures under which Senior Loans are valued. Senior Loans that meet certain criteria and are deemed to have prices that are readily available and reliable are valued by an independent pricing service. Other Senior Loans are valued at their fair value by the investment adviser. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Portfolio's Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Non-loan holdings (other than certain pooled investment vehicles and debt securities, including short term obligations) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation.

Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Mortgage-backed "pass-through" securities are valued through use of an independent matrix pricing system applied by the Adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees.

The Fund will value its investments in private investment funds at fair value. As a general matter, the fair value of the Fund's interest in a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund or from a third party if the Fund's interest were redeemed or sold at the time of valuation, based on information available at the time the valuation is made and that the Fund reasonably believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each private investment fund in accordance with such fund's valuation policies and reported to the Fund by the fund or its manager at the time of such valuation. The values provided by the private investment funds will ordinarily be reviewed by the Adviser. The Fund may not have a private investment fund's reported valuation as of a particular fiscal period end--if, for example, a private investment fund does not report a fiscal period end value to the Fund on a timely basis. In such cases, the Fund would determine the fair value of its investment therein based on any relevant information available at the time of valuation, including the most recent value reported by the private investment fund.

When investing in any private investment fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the private investment fund. As a general matter, such review will include a determination of whether the private investment fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Fund's Board provide that the Adviser will review the valuations provided by private investment fund managers, neither the Adviser nor the Fund's Board will be able to confirm independently the accuracy of valuation calculations provided by the managers.

The Fund's valuation procedures require the Fund and the Adviser to consider relevant information available at the time that the Fund values its investment. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a private investment fund's manager does not represent the fair value of the Fund's interests therein. Although redemptions of interests in private investment funds are usually subject to advance notice requirements, private investment funds will typically make available net asset value information to their investors which represents the price at which, even in the absence of redemption activity, the private investment fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular private investment fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular private investment fund. In other cases, as when a private investment fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in private investment fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the private investment fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by private investment funds and managers thereof may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of private investment funds are subject to audit by the funds' independent auditors, and may be revised as a result of such audits. Other adjustments may occur from time to time. Any material adjustments in the valuations of private investment funds will be reflected in the Fund's net asset values for the relevant periods. The procedures approved by the Board provide that, where deemed appropriate by the Adviser and/or the Board and consistent with the 1940 Act, investments in private investment funds may be valued at cost. Cost would be used only when determined to best approximate the fair value of the particular investment under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair and consistent with applicable regulatory guidelines.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for an asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

All other securities and holdings are valued at fair value as determined in good faith by or at the direction of the Trustees.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

The Fund will acquire Senior Loans from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Senior Loans may be acquired, the Adviser will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with their sale by the Fund.

Other fixed income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser's clients in part for providing brokerage and research services to the Adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Advisers also commonly receive

Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an Adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the Adviser. The Adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the Adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the Adviser. For example, the Adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the Adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund's transactions and from third parties with which these broker-dealers have arrangements. The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities.

Research Services received by the Advisers may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, databases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In the event that the Adviser executes Fund securities transactions with a broker-dealer and the associated commission is consideration for Third Party Research Services (as described above), the Adviser has agreed to reduce the advisory fee payable by the Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the independent cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the Adviser.

The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Directors or Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser. Such companies may also pay cash for such information.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or DE MINIMIS amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

TAXES

The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund.

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of the APS of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

         (i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and
     (b) interests in "qualified publicly traded partnerships" (as defined in the Code).

         (ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code).

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of
(i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

In order to avoid incurring a 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Under the "JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003" (the "Tax Act"), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Shareholder and the dividends are attributable to QUALIFIED DIVIDEND INCOME received by the Fund itself. For this purpose, "QUALIFIED DIVIDEND INCOME" means dividends received by the Fund from certain United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends do not constitute qualified dividend income. Any dividends received by the Fund from REITs are qualified dividend income eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance that a portion of the Fund's income distributions will not be fully taxable as ordinary income.

Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States, which the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury has currently identified tax treaties between the United States and 52 other countries that satisfy the treaty test. Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an American Depositary Receipt in respect of such stock, is considered readily tradable on an established securities market in the Unites States if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the Nasdaq Stock Market. A qualified foreign corporation does not include any foreign corporation which for the taxable year of the corporation in which the dividend is paid, or the preceding taxable year, is a foreign personal holding company, a foreign investment company or a passive foreign investment company.

A dividend (whether paid in cash or reinvested in additional Fund shares) will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes exdividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., on obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a DE MINIMIS exclusion.

The Fund's investments in options, futures contracts, hedging transactions, forward contracts, other derivative instruments (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options, futures contracts and other derivative instruments in order to enable it to maintain its RIC status.

The Fund believes that its investment strategies, including its investments in deposits of banks, bonds and other debt obligations in foreign denominated currencies and positions in foreign currencies, will generate qualifying income for RIC purposes under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income, which may affect the Fund's status as a RIC for all years to which such regulations are applicable.

Any loss realized by a shareholder upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other substantially identical shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made. Dividends paid out of the Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits. Dividends with respect to the APS generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable long-term capital gains tax rates.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign issuers, the Fund will be eligible to, and may, file an election with the Internal Revenue Service (the "IRS") that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the complicated foreign tax credit limitation, in which event such individual would be able to claim a foreign tax credit without needing to file the detailed Form 1116 that otherwise is required.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax -- even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at current rate of up to 28%. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. If the Fund issues preferred shares, the Fund will designate dividends made to holders of shares and to holders of those preferred shares in accordance with each class's proportionate share of each item of Fund income (such as net capital gains and other taxable income). A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class.

Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of ordinary income and net capital gain among the Fund's Common Shares and, when issued, its preferred shares class will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income.

If at any time when APS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a RIC. There can be no assurance, however, that any such action would achieve that objective.

STATE AND LOCAL TAXES

Shareholders should consult their own tax advisers as the federal, state or local tax consequences of investing in the Fund.

OTHER INFORMATION

The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares. In conformity with the requirements of Section 16(c) of the 1940 Act the Fund will assist such shareholders by providing information as reasonably requested regarding other Fund shareholders.

The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Boston, Massachusetts is the independent registered public accounting firm for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS OF THE EATON VANCE CREDIT OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Credit Opportunities Fund (the "Fund") as of May 9, 2006 and the related statement of operations for the period from October 5, 2005 (date of organization) through May 9, 2006. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eaton Vance Credit Opportunities Fund as of May 9, 2006, and the results of its operations for the period from October 5, 2005 (date of organization) through May 9, 2006 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 10, 2006

EATON VANCE CREDIT OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
AS OF May 9, 2006

ASSETS
  Cash.........................................................................................     $     100,000
  Offering costs...............................................................................           500,000
  Receivable from Adviser......................................................................            15,500
                                                                                                    =============
  Total assets.................................................................................     $     615,500
                                                                                                    =============
LIABILITIES
  Accrued offering costs.......................................................................     $     500,000
  Accrued organizational costs.................................................................            15,500
                                                                                                    =============
  Total liabilities............................................................................     $     515,500
                                                                                                    =============
Net assets applicable to 5,000 common shares of beneficial interest issued and outstanding.....     $     100,000
                                                                                                    =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE...................................................     $       20.00
                                                                                                    =============

STATEMENT OF OPERATIONS
PERIOD FROM OCTOBER 5, 2005 (DATE OF ORGANIZATION) THROUGH MAY 9, 2006

INVESTMENT INCOME..............................................................................     $           --
                                                                                                    --------------
EXPENSES
  Organization costs...........................................................................     $      15,500
  Expense reimbursement........................................................................     $     (15,500)
                                                                                                    ==============
NET EXPENSES..................................................................................      $          --
                                                                                                    --------------
Net investment income..........................................................................     $           --
                                                                                                    --------------

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1:  ORGANIZATION

The Eaton Vance Credit Opportunities Fund (the "Fund") was organized as a Massachusetts business trust on October 5, 2005, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 5,000 common shares to Eaton Vance Management (the "Adviser"), the Fund's Investment Adviser.

Eaton Vance Management, or an affiliate, has agreed to reimburse all organizational costs, estimated at approximately $15,500. Eaton Vance Management, or an affiliate, directly provided certain organizational services to the Fund at no expense. The costs of such services are not material.

Eaton Vance Management, or an affiliate, has agreed to pay all offering costs (other than sales loads) that exceed $0.04 per common share. The total estimated fund offering costs are $535,250, of which the Fund would pay $500,000 and Eaton Vance Management would pay $35,250 based on such estimate.

The Fund is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income with a secondary objective of capital appreciation.

NOTE 2:  ACCOUNTING POLICIES

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates. Actual results may differ from those estimates.

The Fund's share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of 12,500,000 common shares or $238,750,000 after taking account of the Fund's sales load.

NOTE 3:  INVESTMENT ADVISORY AGREEMENT

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 0.75% of the average daily gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.

Eaton Vance has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of average daily total assets of the Fund for the first 5 full years of the Fund's operations, 0.15% of average daily total assets of the Fund in year 6, 0.10% in year 7 and 0.05% in year 8. This reimbursement is exclusive of the Fund's organizational and offering costs.

NOTE 4:  FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments.

                               [INSERT FINANCIALS]

APPENDIX A

Description of securities ratings(+)
Moody's Investors Service, Inc.

LONG-TERM DEBT SECURITIES RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
------------

 (+) THE RATINGS  INDICATED  HEREIN ARE  BELIEVED TO BE THE MOST RECENT  RATINGS
     AVAILABLE AT THE DATE OF THIS SAI FOR THE SECURITIES LISTED. RATINGS ARE GENERALLY GIVEN TO SECURITIES AT THE TIME OF ISSUANCE. WHILE THE RATING AGENCIES MAY FROM TIME TO TIME REVISE SUCH RATINGS, THEY UNDERTAKE NO OBLIGATION TO DO SO, AND THE RATINGS INDICATED DO NOT NECESSARILY REPRESENT RATINGS WHICH WOULD BE GIVEN TO THESE SECURITIES ON THE DATE OF THE FUND'S FISCAL YEAR END.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT SECURITIES RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

COMMERCIAL PAPER RATING DEFINITIONS

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

FITCH RATINGS

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

l: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F-1+'.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the 'F-1+' and `F-1' categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

* * * * * *

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

APPENDIX B

Eaton Vance Funds
Proxy voting policy and procedures

I.  OVERVIEW

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III.  DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV.  CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board, concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V.  REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

EATON VANCE MANAGEMENT
BOSTON MANAGEMENT AND RESEARCH
PROXY VOTING POLICIES AND PROCEDURES

I.  INTRODUCTION

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  OVERVIEW

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service ("Agent") in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund's sub-adviser's proxy voting policies and procedures, if applicable.

No set of Guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent's recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, may change at the Advisers' discretion.

III.  ROLES AND RESPONSIBILITIES

A.  PROXY ADMINISTRATOR

The Proxy Administrator will assist in the coordination of the voting of each client's proxy in accordance with the Guidelines below and the Funds' Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

B.  AGENT

An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients' custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.  PROXY GROUP

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent's recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers' affiliates, may be amended from time to time at the Advisers' discretion.

For each proposal  referred to the Proxy Group,  the Proxy Group will review the
(i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV.  PROXY VOTING GUIDELINES ("Guidelines")

A.  GENERAL POLICIES

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund's custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund's investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B.  PROPOSALS REGARDING MERGERS AND CORPORATE RESTRUCTURINGS

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C.    PROPOSALS REGARDING MUTUAL FUND PROXIES--DISPOSITION OF
      ASSETS/TERMINATION/LIQUIDATION AND MERGERS

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/ Termination/Liquidation and Mergers contained in mutual fund proxies.

D.  CORPORATE STRUCTURE MATTERS/ANTI-TAKEOVER DEFENSES

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.  SOCIAL AND ENVIRONMENTAL ISSUES

The Advisers generally support management on social and environmental proposals.

F.  VOTING PROCEDURES

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within the Guidelines and/or, where applicable, in accordance with the Agent's recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

3.  OUT-OF-GUIDELINES  VOTES:  Votes  Contrary  to  the  Guidelines,   or  Agent
Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent's analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.  RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

>>    A copy of the Advisers' proxy voting policies and procedures;

>>    Proxy  statements   received  regarding  client  securities.   Such  proxy
      statements received from issuers are either in the SEC's EDGAR database or are kept by the Agent and are available upon request;

>>    A record of each vote cast;

>> A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and


>> Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI. ASSESSMENT OF AGENT AND IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

A.  ASSESSMENT OF AGENT

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

B.  CONFLICTS OF INTEREST

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

>> Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

>> A representative of the Legal and Compliance Department will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.

>> The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

>> If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the "Policies") or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and
      (iii) record the existence of the material conflict and the resolution of the matter.

>> If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or, the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

      >>   The client, in the case of an individual or corporate client;

      >> In the case of a Fund its board of directors, or any committee or sub-committee identified by the board; or

      >> The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent's Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent's written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

APPENDIX C
                            [INSERT AMENDED BY-LAWS]

                      EATON VANCE CREDIT OPPORTUNITIES FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                    [ ], 2006
                                 ---------------

                      INVESTMENT ADVISER AND ADMINISTRATOR
                             Eaton Vance Management
                                255 State Street
                                Boston, MA 02109

                                    CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC Inc.
                                    P.O. Box
                                     43027
                            Providence, RI 02940-3027

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              Deloitte & Touche LLP
                               200 Berkeley Street
                                Boston, MA 02116

                                     PART C

                                OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)      FINANCIAL STATEMENTS:

         Included in Part A:
         Financial Highlights*

         Included in Part B:
         Report of Independent Registered Public Accounting Firm
         Statement of Assets and Liabilities
         Notes to Financial Statement
         Unaudited Financial Statements*

-------------------------------
*  To be filed by amendment

(2)      EXHIBITS:

         (a) Agreement and Declaration of Trust dated October 5, 2005 is incorporated herein by reference to the Registrant's initial Registration Statement on Form N-2 (File Nos. 333-128887 and 811-21820) as to the Registrant's common shares of beneficial interest ("Common Shares") filed with the Securities and Exchange Commission on October 7, 2005 (Accession No. 0000898432-05-000850) ("Initial Common Shares Registration Statement").

         (b) (1) By-Laws are incorporated herein by reference to the Registrant's Initial Common Shares Registration Statement.

              (2) Form of Amended By-Laws to be filed by amendment.

         (c)  Not applicable.

         (d) (1) Form of Specimen Certificate for Common Shares of Beneficial Interest is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement as filed with the Commission on April 24, 2006 (Accession No. 000050135-06-002549) ("Pre- Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement").

              (2) Form of Specimen Certificate of Series A Auction Preferred
                  Shares to be filed by amendment.

         (e) Dividend Reinvestment Plan is incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Registrant's Initial Common Shares Registration Statement as filed with the Commission on May 24, 2006 (Accession No. 0000950135-06- 003641)
              ("Pre-Effective Amendment No. 2 to the Registrant's Initial Common Shares Registration Statement").

         (f)  Not applicable.

         (g) Investment Advisory Agreement dated October 17, 2005 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

         (h) (1) Form of Underwriting Agreement is incorporated herein by reference to Pre- Effective Amendment No. 2 to the Registrant's Initial Common Shares Registration Statement.

              (2) Form of Master Agreement Among Underwriters is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

              (3) Form of Master Selected Dealers Agreement is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

              (4) Form of Underwriting Agreement as to Registrant's Auction
                  Preferred Shares to be filed by amendment.

              (5) Form of Master Agreement Among Underwriters as to Registrant's
                  Auction Preferred Shares to be filed by amendment.

              (6) Form of Master Selected Dealers Agreement as to Registrant's
                  Auction Preferred Shares to be filed by amendment.

         (i) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

         (j) (1) Master Custodian Agreement with Investors Bank & Trust Company dated October 17, 2005 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

              (2) Extension Agreement dated August 31, 2005 to Master Custodian
                  Agreement with Investors Bank & Trust Company filed as Exhibit
                  (j)(2) to Pre-Effective Amendment No. 2 of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (File Nos. 333-123961, 811-21745) filed with the Commission on September 26, 2005 (Accession No. 0000950135-05-005528) and incorporated herein by reference.

              (3) Delegation Agreement dated December 11, 2000, with Investors
                  Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32267, 811-05808) filed April 3, 2002 (Accession No.
                  0000940394-01-500126) and incorporated herein by reference.

         (k) (1) Supplement to the Transfer Agency and Services Agreement dated October 17, 2005 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

              (2) Transfer Agency and Services Agreement as amended and restated
                  on June 16, 2005, filed as Exhibit (k)(2) to the Pre-Effective Amendment No. 1 of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (File Nos. 333-123961 and 811-21745) filed with the Commission on August 24, 2005 (Accession No. 0000950135-05-004937) and incorporated herein by reference.

              (3) Administration Agreement dated October 17, 2005 is
                  incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

              (4) Organizational and Expense Reimbursement Agreement is
                  incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Initial Common Shares Registration Statement.

              (5) Form of Structuring Fee Agreement is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

              (6) Form of Additional Compensation Agreement is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Initial Common Shares Registration Statement.

              (7) Form of Auction Agreement between Registrant and the Auction
                  Agent as to Registrant's Auction Preferred Shares to be filed by amendment.

              (8) Form of Broker-Dealer Agreement as to Registrant's Auction
                  Preferred Shares to be filed by amendment.

         (l) Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP as to Registrant's Auction Preferred Shares to be filed by amendment.

         (m)  Not applicable.

         (n) Consent of Independent Registered Public Accounting Firm filed herewith.

         (o)  Not applicable.

         (p) Letter Agreement with Eaton Vance Management is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Initial Common Shares Registration Statement.

         (q)  Not applicable.

         (r) Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised February 1, 2006 filed as Exhibit (p)(1) to the Post-Effective Amendment No. 94 of Eaton Vance Growth Trust (File Nos. 2-22019, 811-1241) filed January 27, 2006 (Accession No. 0000940394-06-000125) and incorporated herein by reference.

         (s)  Power of Attorney dated October 17, 2005 filed herewith.


ITEM 26. MARKETING ARRANGEMENTS

         See Form of Underwriting Agreement as to Registrant's Auction Preferred Shares to be filed by amendment.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees                            $   [            ]    .
                                                         ---------------------
National Association of Securities Dealers,
 Inc. Fees                                                  [            ]
New York Stock Exchange Fees                                [            ]
Costs of Printing and Engraving                             [            ]
Accounting Fees and Expenses                                [            ]
Legal Fees and Expenses                                     [            ]
                                                        ======================
Total                                                   $   [            ]
                                                        ----------------------


ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

         Set forth below is the number of record holders as of June 1, 2006, of each class of securities of the Registrant:

           Title of Class                          Number of Record Holders
           --------------                          ------------------------

Common Shares of Beneficial interest, par
value $0.01 per share                                         2
Series A Auction Preferred Shares, par
value $0.01 per share                                         0


ITEM 30. INDEMNIFICATION

         The Registrant's By-Laws filed in the Registrant's Initial Common Shares Registration Statement and the Underwriting Agreement filed in Pre-Effective Amendment No. 2 to the Registrant's Initial Common Shares Registration Statement contain and the Form of Underwriting Agreement as to Registrant's Auction Preferred Shares to be filed by amendment to this Registration Statement is expected to contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

         Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Reference is made to: (i) the information set forth under the caption "Investment advisory and other services" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934, as amended (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

         All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 33. MANAGEMENT SERVICES

         Not applicable.

ITEM 34. UNDERTAKINGS

         1. The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2. Not applicable.

         3. Not applicable.

         4. Not applicable.

         5. The Registrant undertakes that:

            a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

            b. for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                     NOTICE

         A copy of the Agreement and Declaration of Trust of Eaton Vance Credit Opportunities Fund is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.




                  [Remainder of page intentionally left blank]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 5TH day of June 2006.

                                      EATON VANCE CREDIT OPPORTUNITIES FUND

                                      By: /s/ Scott H. Page
                                          Scott H. Page
                                          President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                     Title                                         Date
--------------------------------------        ------------------------------------------    --------------------------
/s/ Scott H. Page                             President and Chief Executive Officer         June 5, 2006
-----------------
Scott H. Page
/s/ Barbara E. Campbell                       Treasurer and Principal Financial and         June 5, 2006
-----------------------
Barbara E. Campbell                           Accounting
/s/ James B. Hawkes                           Trustee                                       June 5, 2006
-------------------
James B. Hawkes
Benjamin C. Esty*                             Trustee                                       June 5, 2006
-----------------
Benjamin C. Esty
Samuel L. Hayes, III*                         Trustee                                       June 5, 2006
---------------------
Samuel L. Hayes, III
William H. Park*                              Trustee                                       June 5, 2006
----------------
William H. Park
Ronald A. Pearlman*                           Trustee                                       June 5, 2006
-------------------
Ronald A. Pearlman
Norton H. Reamer*                             Trustee                                       June 5, 2006
-----------------
Norton H. Reamer
Lynn A. Stout*                                Trustee                                       June 5, 2006
--------------
Lynn A. Stout
Ralph F. Verni*                               Trustee                                       June 5, 2006
---------------
Ralph F. Verni
*By: /s/ Alan R. Dynner
-----------------------
Alan R. Dynner
(As Attorney-in-Fact)

                                INDEX TO EXHIBITS


(n)     Consent of Independent Registered Public Accounting Firm

(s)     Power of Attorney dated October 17, 2005